UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4526

Name of Registrant: Vanguard Quantitative Funds

Address of Registrant:

P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2007–September 30, 2008

Item 1: Reports to Shareholders

>  Over a turbulent 12 months, Vanguard Growth and Income Fund Investor Shares returned –23.3%.

>  The fund’s return slightly lagged its benchmark index and the average return of its peer group.

>  Relative to its benchmark, the fund’s health care, materials, and consumer staples stocks were its weakest performers.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	12
Your Fund’s After-Tax Returns	24
About Your Fund’s Expenses	25
Trustees Approve Advisory Agreement	27
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Growth and Income Fund
Investor Shares	VQNPX	–23.3%
Admiral™ Shares[1]	VGIAX	–23.2
S&P 500 Index		–22.0
Average Large-Cap Core Fund[2]		–22.0

Your Fund’s Performance at a Glance
September 30, 2007–September 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Growth and Income Fund
Investor Shares	$38.62	$25.84	$0.560	$4.008
Admiral Shares	63.08	42.20	0.985	6.545

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

During the fiscal year ended September 30, the Investor Shares of Vanguard Growth and Income Fund returned a disappointing –23.3%, while the lower-cost Admiral Shares returned –23.2%, slightly below the –22.0% return of the Standard & Poor’s 500 Index, the fund’s primary benchmark, and the average return of large-capitalization core mutual funds.

The tumultuous market during the past 12 months, particularly in September, was challenging for the Growth and Income Fund, an actively managed quantitative fund that seeks to outperform its benchmark index while matching the index’s risk characteristics. The fund fell short of this goal during the past year, largely because of subpar stock selections in the health care, materials, and consumer staples sectors that weighed on the fund’s overall performance.

If you own the Growth and Income Fund in a taxable account, see page 24 for a report on the fund’s after-tax returns for the 12 months ended September 30.

Credit-market turbulence weighed heavily on stock prices

Troubles simmering in the credit markets for much of the past year came to a boil at the end of the fiscal period, producing several high-profile bankruptcies and putting severe pressure on stock prices around the world. The broad U.S. stock market returned –21.2% for the 12 months ended September 30. In September alone, stock prices fell more than –9%. International stock markets were similarly disappointing, returning –30.0% for the full 12 months.

Policymakers and elected officials, both in the United States and abroad, responded to the upheavals with dramatic new programs designed to help stabilize the credit markets. As participants struggled to make sense of the markets’ fast-changing dynamics, stock prices were exceptionally volatile, with daily ups and downs of 2 percentage points or more becoming commonplace.

U.S. Treasuries rallied in a nervous market

Nervousness in the stock market was echoed, and even amplified, in the bond market. For the 12 months, the broad U.S. bond market returned 3.7%, largely on the strength of Treasuries—investors’ security of choice in times of duress. Corporate bonds generally produced negative returns for the period, coming under heavy selling pressure during investors’ flight to safety. Even the municipal market, made up of generally high-quality securities issued by states and municipalities, recorded a negative 12-month return.

The U.S. Federal Reserve Board responded to the turmoil with a dramatic easing of monetary policy. Over the full 12 months, the Fed reduced its target for the federal

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–22.1%	0.1%	5.5%
Russell 2000 Index (Small-caps)	–14.5	1.8	8.1
Dow Jones Wilshire 5000 Index (Entire market)	–21.2	0.6	6.0
MSCI All Country World Index ex USA (International)	–30.0	3.1	11.8

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	3.7%	4.2%	3.8%
Lehman Municipal Bond Index	–1.9	1.9	2.8
Citigroup 3-Month Treasury Bill Index	2.6	4.0	3.1

CPI
Consumer Price Index	4.9%	3.2%	3.4%

funds rate from 4.75% to 2.00%. On October 8, shortly after the close of the fiscal period, the Fed cut rates again, to 1.50%. The move was made in coordination with rate cuts by several other central banks.

Fund’s poor stock selection hurt performance

Vanguard Growth and Income Fund’s advisor, Franklin Portfolio Associates, LLC, seeks to outperform the S&P 500 Index by relying on stock-selection models that overweight and underweight individual stocks relative to the index while closely mirroring the index’s sector weightings.

In this challenging market environment, the fund fell short of this goal. The benchmark suffered a double-digit decline, and the fund finished the period a few steps behind. Although trailing the index overall, the fund outperformed it in some sectors. For example, in information technology, the fund’s selections finished 11 percentage points ahead of the index’s tech stocks. In financials, although both the fund and benchmark sustained steep losses, the advisor slightly moderated the decline by avoiding some of the hardest-hit companies, including Freddie Mac, Fannie Mae, and Lehman Brothers Holdings.

During the fiscal year, the Growth and Income Fund’s biggest challenges in seeking to outpace its benchmark lay in the health care, materials, and consumer staples sectors. In health care, the fund’s subpar stock picks left it underweighted in the few pharmaceutical and biotech stocks

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
	Investor	Admiral	Large-Cap
	Shares	Shares	Core Fund
Growth and Income Fund	0.32%	0.18%	1.29%

1  The fund expense ratios shown are from the prospectus dated January 28, 2008. For the fiscal year ended September 30, 2008, the fund’s expense ratios were 0.31% for Investor Shares and 0.16% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

that posted gains during the period. The fund’s materials holdings suffered because of the weakness in metals and mining stocks. For example, the fund’s largest materials investment, Freeport-McMoRan Copper & Gold, a leading international mining company based in Arizona, registered one of the sector’s worst yearly returns (–45%). Lastly, the fund’s consumer staples holdings were overweighted in stocks that performed poorly, mainly beverage companies like Pepsi Bottling Group.

The fund has benefited long-term investors

Over the past ten years (a period that included two bear markets), the Growth and Income Fund has returned an annualized 3.4%, slightly higher than the results of the S&P 500 Index and almost a full percentage point more than the average return of large-cap core mutual funds.

The fund’s performance edge comes both from its advisor’s stock-selection skills and the fund’s low costs. The advisor seeks to outperform the index without taking on additional risk. When stocks struggle, as they have recently, the fund will struggle, too. Over time, however, the fund’s risk-controlled stock-selection strategies have enhanced performance, while the fund’s low expenses have helped ensure that investors keep more of their returns in both good and bad market conditions.

A long-term perspective is key in uncertain markets

The past year’s unsettled market has left many investors disappointed and uncertain about their investments.

Total Returns
Ten Years Ended September 30, 2008
Average
Annual Return
Growth and Income Fund	3.4%
S&P 500 Index	3.1
Average Large-Cap Core Fund[1]	2.4

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1  Derived from data provided by Lipper Inc.

The stock market’s volatility has been dramatic, but a long-term perspective suggests that the financial markets’ sudden, unpredictable movements are an unavoidable trade-off for the potential to earn long-term returns superior to those of lower-risk assets. In such uncertain times, seasoned investors understand that panic is not the answer.

The best response to uncertainty is diversification both within and across asset classes, which is why we counsel investors to hold a broadly diversified portfolio of stocks and fixed income investments in proportions consistent with their goals, risk tolerance, and time horizon.

During the past 12 months, of course, even balanced portfolios of stocks and bonds have faced tough times, although they've outperformed many all-stock portfolios. Everything that history has taught us about the markets, however, suggests that these principles can put you in the best position to achieve long-term investment success. Vanguard Growth and Income Fund can play a valuable role in such a portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

October 15, 2008

Advisor’s Report

A turbulent market environment

During the 12 months ended September 30, 2008, the U.S. stock market declined significantly. Although early in the period investors had hopes that rising delinquency and default rates on subprime home mortgages would remain an isolated issue and that the Federal Reserve Board’s rate cuts, which began last September, would help to stimulate the economy, such optimism proved unfounded.

The slow-motion credit crisis actually began in summer 2007, but gained speed in March 2008 when Bear Stearns was taken over by JPMorgan Chase and the U.S. Treasury. Financial stocks suffered through the rest of the first half of 2008, but in the third quarter IndyMac, Fannie Mae, Freddie Mac, Lehman Brothers Holdings, Merrill Lynch, American International Group, Washington Mutual, and Wachovia all either failed or required rescues of one kind or another.

Remarkably, the rest of the financial sector rebounded in the third quarter in anticipation of U.S. government assistance. This resulted in the extraordinary outcome that, despite the headline-grabbing failures, financial services was the strongest sector in the Standard & Poor’s 500 Index—the Growth and Income Fund’s benchmark—for the three months; however, financials was the index’s poorest-performing group for the full fiscal year.

We do not foresee a quick recovery from the current credit crisis. Banks do not have adequate capital to substitute for the disappearance of so much of the “shadow” banking system (commercial paper and asset-backed debt issuance). Also, for many banks, capital has been impaired and needs to be rebuilt. The deleveraging of the economy—even if the immediate crisis were solved today—will continue to reverberate through the system as financial and corporate deleveraging makes its way down to individual deleveraging. The slowdown that nine months ago was being called a “recession without layoffs” is certain to become a more traditional recession before long. On the positive side, it could eventually be an opportunity for patient capital to acquire high-quality assets at depressed prices.

Positive contributions from technology stocks and sector tilts

Stock selection in the fund over the past 12 months was strongest in the information technology sector. Tech stocks that generated positive returns relative to their index groupings include the following companies: Apple, which saw strong iPhone, iPod, and Macintosh sales during the year; Applied Materials, which had a difficult year but benefited from investor optimism about growth in its solar power and display businesses; and QUALCOMM, which settled its long-running patent dispute with Nokia. In other sectors, property insurer Chubb and pharmacy benefits provider Express Scripts outperformed their peers and also contributed to the fund’s performance.

Although we deliberately minimize the fund’s sector tilts (measured as the difference between the portfolio weighting and the S&P 500 Index weighting in a particular sector), we do not force the tilts to zero. During the previous 12 months, the fund’s small overweighting in energy and small underweighting in financials and telecommunication services contributed positively to the portfolio’s relative return. In addition, the fund’s tilt toward stocks with less leverage helped performance.

Stock-ranking process underperformed

The fund underperformed the S&P 500 Index for the full fiscal year primarily owing to the portfolio’s poor performance in fourth-quarter 2007. Year-to-date, the fund outpaced the index despite the turbulent market environment. Our stock-ranking process emphasizes stocks with positive value and growth/momentum characteristics. Over the full fiscal year, including our weak start, these types of stocks underperformed their average historical rate of return.

Holdings that weakened results included several financial stocks that were hurt by the mortgage crisis, such as Citigroup and Fifth Third Bancorp. At the same time, the fund either didn’t own, or held less than the benchmark weighting of, several financial stocks that performed relatively better, including Wells Fargo and U.S. Bancorp. In other sectors, oil refiner Valero Energy declined due to falling margins, and Biogen Idec fell as a result of safety concerns about its multiple sclerosis drug Tysabri.

The fund’s positioning and risk controls

We remain focused on our investment discipline as it applies to stock selection, portfolio construction, and implementation, and we believe the Growth and Income Fund is well positioned to achieve its long-run goal of outperforming the S&P 500 Index. We have emphasized and will continue to emphasize stocks with strong momentum and reasonable prices—stocks that historically have represented the most desirable market segment. At the same time, we are focused on controlling non-stock-specific risks in the portfolio. While we always seek to minimize the impact on the fund of industry, sector, market-capitalization, and other top-down risk factors, we believe that the current environment of increased volatility calls for increased caution, and in some cases tighter bands for allowable risk exposure. For example, we are being particularly careful to avoid positive exposure to leverage, as firms find it increasingly difficult to renew credit lines. We continue to believe the Growth and Income Fund is an excellent choice for those seeking a diversified exposure to large-cap U.S. equities.

Oliver E. Buckley, Chief Investment Officer

and Chief Executive Officer

Franklin Portfolio Associates, LLC1

October 17, 2008

1  Franklin Portfolio Associates, LLC has announced that, effective January 1, 2009, it expects to merge with Mellon Capital Management Corp. Both firms are wholly owned subsidiaries of The Bank of New York Mellon Corp.

Fund Profile

As of September 30, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	123	499	4,679
Median Market Cap	$36.8B	$43.8B	$29.6B
Price/Earnings Ratio	13.0x	14.8x	15.5x
Price/Book Ratio	2.2x	2.3x	2.2x
Yield[3]		2.4%	2.3%
Investor Shares	2.2%
Admiral Shares	2.3%
Return on Equity	20.3%	21.3%	20.0%
Earnings Growth Rate	21.5%	17.8%	17.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	96%	—	—
Expense Ratio
(9/30/2007)[4]		—	—
Investor Shares	0.32%
Admiral Shares	0.18%
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	8.1%	8.5%	9.2%
Consumer Staples	12.7	12.2	10.5
Energy	13.7	13.4	12.6
Financials	15.5	15.9	17.3
Health Care	12.3	13.1	13.0
Industrials	11.4	11.1	11.4
Information Technology	15.6	15.7	15.7
Materials	3.6	3.4	3.7
Telecommunication
Services	2.8	3.1	2.8
Utilities	4.3	3.6	3.8

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.96
Beta	1.00	0.96

Ten Largest Holdings[6] (% of total net assets)

ExxonMobil Corp.	integrated oil
	and gas	5.2%
General Electric Co.	industrial
	conglomerates	3.7
The Procter & Gamble Co.	household products	3.3
Wal-Mart Stores, Inc.	hypermarkets and
	supercenters	2.5
Bank of America Corp.	diversified
	financial services	2.5
ConocoPhillips Co.	integrated oil
	and gas	2.5
Hewlett-Packard Co.	computer hardware	2.2
Intel Corp.	semiconductors	2.0
International Business
Machines Corp.	computer hardware	1.8
Monsanto Co.	fertilizers and
	agricultural chemicals	1.6
Top Ten		27.3%

Investment Focus

1  S&P 500 Index.

2  Dow Jones Wilshire 5000 Index.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  The expense ratios shown are from the prospectus dated January 28, 2008. For the fiscal year ended September 30, 2008, expense ratios were 0.31% for Investor Shares and 0.16% for Admiral Shares.

5  For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6  The holdings listed exclude any temporary cash investments and equity index products.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1998–September 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended September 30, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Growth and Income Fund Investor Shares[1]	–23.28%	4.80%	3.42%	$13,992
Dow Jones Wilshire 5000 Index	–21.20	6.04	4.00	14,801
S&P 500 Index	–21.98	5.17	3.06	13,520
Average Large-Cap Core Fund[2]	–21.95	3.88	2.43	12,708

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Growth and Income Fund Admiral Shares	–23.19%	4.96%	0.92%	$107,016
Dow Jones Wilshire 5000 Index	–21.20	6.04	2.10	116,589
S&P 500 Index	–21.98	5.17	0.87	106,611

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

3  Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: May 14, 2001.

Fiscal-Year Total Returns (%): September 30, 1998–September 30, 2008

Note: See Financial Highlights tables for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.5%)[1]
Consumer Discretionary (8.0%)
	The Walt Disney Co.	2,420,285	74,279
	NIKE, Inc. Class B	765,000	51,178
	Best Buy Co., Inc.	1,202,900	45,109
	News Corp., Class A	3,531,600	42,344
	H & R Block, Inc.	1,412,900	31,861
	The Gap, Inc.	1,591,400	28,295
*	Big Lots Inc.	963,000	26,800
	Time Warner, Inc.	1,816,200	23,810
*	GameStop Corp. Class A	680,700	23,287
	Omnicom Group Inc.	575,800	22,203
	Jones Apparel Group, Inc.	1,059,600	19,613
	McDonald’s Corp.	252,300	15,567
	Pulte Homes, Inc.	1,110,300	15,511
	Tiffany & Co.	395,200	14,037
	Hasbro, Inc.	403,700	14,016
*	The Goodyear Tire &
	Rubber Co.	525,700	8,048
*	DIRECTV Group, Inc.	299,900	7,848
			463,806
Consumer Staples (12.5%)
	The Procter & Gamble Co.	2,726,400	190,003
	Wal-Mart Stores, Inc.	2,472,000	148,048
	Philip Morris
	International Inc.	1,715,300	82,506
	Sysco Corp.	2,266,900	69,889
	Altria Group, Inc.	2,169,400	43,041
	The Coca-Cola Co.	683,800	36,159
	Coca-Cola Enterprises, Inc.	1,946,600	32,644
	The Pepsi Bottling
	Group, Inc.	1,057,800	30,856
	Avon Products, Inc.	453,400	18,848
	Archer-Daniels-Midland Co.	818,900	17,942
	Reynolds American Inc.	272,200	13,234
	Wm. Wrigley Jr. Co.	162,500	12,902
	CVS/Caremark Corp.	352,600	11,868
	Safeway, Inc.	453,400	10,755
	PepsiCo, Inc.	133,700	9,529
			728,224

Energy (13.5%)
	ExxonMobil Corp.	3,895,736	302,543
	ConocoPhillips Co.	2,000,919	146,567
*	National Oilwell Varco Inc.	1,508,400	75,767
	Williams Cos., Inc.	2,643,000	62,507
	Chevron Corp.	749,100	61,786
	Apache Corp.	580,400	60,524
	BJ Services Co.	1,410,600	26,985
	Baker Hughes, Inc.	403,000	24,398
*	Southwestern Energy Co.	605,500	18,492
	Massey Energy Co.	148,700	5,304
			784,873
Financials (15.2%)
	Bank of America Corp.	4,191,599	146,706
	Northern Trust Corp.	1,020,600	73,687
	Prudential Financial, Inc.	1,007,500	72,540
	American Express Co.	1,831,700	64,897
	AFLAC Inc.	857,900	50,402
	State Street Corp.	857,700	48,786
	Charles Schwab Corp.	1,869,000	48,594
	The Goldman Sachs
	Group, Inc.	367,300	47,014
	ProLogis REIT	1,016,400	41,947
	Hudson City Bancorp, Inc.	2,069,000	38,173
	The Chubb Corp.	638,800	35,070
	MetLife, Inc.	551,700	30,895
	Wells Fargo & Co.	755,700	28,361
	Apartment Investment
	& Management Co.
	Class A REIT	755,600	26,461
	^Zions Bancorp	656,000	25,387
	^BB&T Corp.	655,800	24,789
	Marsh &
	McLennan Cos., Inc.	756,800	24,036
	Cincinnati Financial Corp.	513,108	14,593
	NYSE Euronext	324,200	12,702
*	IntercontinentalExchange Inc.	150,800	12,167
	PNC Financial
	Services Group	151,200	11,295
	JPMorgan Chase & Co.	180,400	8,425
			886,927

			Market
			Value•
		Shares	($000)
Health Care (12.1%)
	Bristol-Myers Squibb Co.	4,037,300	84,178
*	Express Scripts Inc.	1,108,300	81,815
*	Biogen Idec Inc.	1,513,700	76,124
	Stryker Corp.	1,101,300	68,611
	Aetna Inc.	1,817,400	65,626
	Pfizer Inc.	3,529,227	65,079
	Merck & Co., Inc.	1,816,200	57,319
*	Boston Scientific Corp.	3,832,300	47,022
	Eli Lilly & Co.	949,000	41,784
	CIGNA Corp.	895,700	30,436
	Abbott Laboratories	403,600	23,239
	Johnson & Johnson	302,200	20,936
*	Watson Pharmaceuticals, Inc.	602,500	17,171
	AmerisourceBergen Corp.	302,200	11,378
*	Thermo Fisher Scientific, Inc.	156,400	8,602
*	St. Jude Medical, Inc.	185,300	8,059
			707,379
Industrials (11.2%)
	General Electric Co.	8,433,500	215,054
	Caterpillar, Inc.	1,310,200	78,088
	Ingersoll-Rand Co.	1,853,800	57,783
	CSX Corp.	952,000	51,951
	General Dynamics Corp.	654,900	48,214
	Northrop Grumman Corp.	781,000	47,282
	Fluor Corp.	622,700	34,684
	Union Pacific Corp.	403,700	28,727
*	Allied Waste Industries, Inc.	2,346,600	26,071
*	Jacobs Engineering
	Group Inc.	387,500	21,045
	L-3 Communications
	Holdings, Inc.	189,600	18,641
	The Manitowoc Co., Inc.	921,200	14,325
	Deere & Co.	176,400	8,732
	Goodrich Corp.	118,700	4,938
			655,535
Information Technology (15.3%)
	Hewlett-Packard Co.	2,720,300	125,787
	Intel Corp.	6,347,400	118,887
	International Business
	Machines Corp.	908,100	106,211
*	Oracle Corp.	4,227,700	85,865
	Microsoft Corp.	3,022,500	80,670
*	Apple Inc.	706,300	80,278
*	Computer Sciences Corp.	1,516,100	60,841
*	Google Inc.	145,940	58,452
*	Cisco Systems, Inc.	1,816,900	40,989
*	Juniper Networks, Inc.	1,712,700	36,087
	Texas Instruments, Inc.	1,410,400	30,324
*	Autodesk, Inc.	745,000	24,995
*	Agilent Technologies, Inc.	548,200	16,260
	Xilinx, Inc.	503,800	11,814
	Corning, Inc.	586,300	9,170
	Jabil Circuit, Inc.	614,800	5,865
			892,495

	Materials (3.6%)
	Monsanto Co.	959,700	94,991
	Freeport-McMoRan
	Copper & Gold, Inc.
	Class B	807,996	45,935
	Nucor Corp.	958,900	37,877
	Dow Chemical Co.	723,400	22,990
	Alcoa Inc.	335,000	7,564
			209,357
	Telecommunication Services (2.8%)
	AT&T Inc.	3,375,100	94,233
	CenturyTel, Inc.	1,882,800	69,005
			163,238
	Utilities (4.3%)
	Duke Energy Corp.	4,685,000	81,660
	American Electric
	Power Co., Inc.	2,197,000	81,465
	Public Service Enterprise
	Group, Inc.	1,866,600	61,206
	Integrys Energy Group, Inc.	201,800	10,078
*	AES Corp.	805,500	9,416
	CenterPoint Energy Inc.	403,400	5,878
			249,703
	Total Common Stocks
	(Cost $6,083,548)		5,741,537
	Temporary Cash Investments (2.0%)[1]
	Money Market Fund (1.9%)
[2,3]	Vanguard Market
	Liquidity Fund, 2.296%	109,755,869	109,756

		Face
		Amount
		($000)
	U.S. Government Obligation (0.1%)
	U.S. Treasury Bill
4	1.252%, 11/6/08	6,200	6,194
	Total Temporary Cash Investments
	(Cost $115,950)		115,950
	Total Investments (100.5%)
	(Cost $6,199,498)		5,857,487
	Other Assets and Liabilities (–0.5%)
	Other Assets		16,244
	Liabilities[3]		(47,831)
			(31,587)
	Net Assets (100%)		5,825,900

At September 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	6,720,351
Undistributed Net Investment Income	17,713
Accumulated Net Realized Losses	(569,252)
Unrealized Appreciation (Depreciation)
Investment Securities	(342,011)
Futures Contracts	(901)
Net Assets	5,825,900

Investor Shares—Net Assets
Applicable to 151,679,223 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,918,851
Net Asset Value Per Share—
Investor Shares	$25.84

Admiral Shares—Net Assets
Applicable to 45,191,727 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,907,049
Net Asset Value Per Share—
Admiral Shares	$42.20

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers.The total value of securities on loan is $20,509,000.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.5%, respectively, of net assets.

2  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3  Includes $21,178,000 of collateral received for securities on loan.

4  Securities with a value of $6,194,000 have been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Dividends	136,118
Interest[1]	3,293
Security Lending	993
Total Income	140,404
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,148
Performance Adjustment	(1,446)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	10,094
Management and Administrative—Admiral Shares	1,771
Marketing and Distribution—Investor Shares	965
Marketing and Distribution—Admiral Shares	465
Custodian Fees	53
Auditing Fees	21
Shareholders’ Reports—Investor Shares	136
Shareholders’ Reports—Admiral Shares	12
Trustees’ Fees and Expenses	11
Total Expenses	18,230
Expenses Paid Indirectly	(1,556)
Net Expenses	16,674
Net Investment Income	123,730
Realized Net Gain (Loss)
Investment Securities Sold	(425,923)
Futures Contracts	(20,593)
Realized Net Gain (Loss)	(446,516)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,517,873)
Futures Contracts	(2,975)
Change in Unrealized Appreciation (Depreciation)	(1,520,848)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,843,634)

1  Interest income from an affiliated company of the fund was $3,200,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	123,730	132,725
Realized Net Gain (Loss)	(446,516)	912,849
Change in Unrealized Appreciation (Depreciation)	(1,520,848)	134,840
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,843,634)	1,180,414
Distributions
Net Investment Income
Investor Shares	(81,970)	(88,650)
Admiral Shares	(43,850)	(46,594)
Realized Capital Gain[1]
Investor Shares	(564,334)	—
Admiral Shares	(284,167)	—
Total Distributions	(974,321)	(135,244)
Capital Share Transactions
Investor Shares	335,349	(333,115)
Admiral Shares	50,006	138,269
Net Increase (Decrease) from Capital Share Transactions	385,355	(194,846)
Total Increase (Decrease)	(2,432,600)	850,324
Net Assets
Beginning of Period	8,258,500	7,408,176
End of Period[2]	5,825,900	8,258,500

1  Includes fiscal 2008 short-term gain distributions totaling $89,550,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed net investment income of $17,713,000 and $19,803,000. See accompanying Notes, which are an integral part of the Financial Statements.

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$38.62	$33.79	$31.29	$28.31	$24.91
Investment Operations
Net Investment Income	.546	.600	.550	.460	.370
Net Realized and Unrealized Gain (Loss)
on Investments	(8.758)	4.840	2.470	2.980	3.390
Total from Investment Operations	(8.212)	5.440	3.020	3.440	3.760
Distributions
Dividends from Net Investment Income	(.560)	(.610)	(.520)	(.460)	(.360)
Distributions from Realized Capital Gains	(4.008)	—	—	—	—
Total Distributions	(4.568)	(.610)	(.520)	(.460)	(.360)
Net Asset Value, End of Period	$25.84	$38.62	$33.79	$31.29	$28.31

Total Return[1]	–23.28%	16.20%	9.76%	12.20%	15.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,919	$5,465	$5,088	$5,202	$5,780
Ratio of Total Expenses to
Average Net Assets[2]	0.31%	0.32%	0.38%	0.40%	0.42%
Ratio of Net Investment Income to
Average Net Assets	1.69%	1.61%	1.65%	1.53%	1.35%
Portfolio Turnover Rate	96%	100%	93%	84%	79%[3]

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, 0.01%, 0.01%, and 0.01%.

3  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares. See accompanying Notes, which are an integral part of the Financial Statements.

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$63.08	$55.20	$51.12	$46.25	$40.70
Investment Operations
Net Investment Income	.963	1.070	.997	.849	.683
Net Realized and Unrealized Gain (Loss)
on Investments	(14.313)	7.903	4.036	4.853	5.530
Total from Investment Operations	(13.350)	8.973	5.033	5.702	6.213
Distributions
Dividends from Net Investment Income	(.985)	(1.093)	(.953)	(.832)	(.663)
Distributions from Realized Capital Gains	(6.545)	—	—	—	—
Total Distributions	(7.530)	(1.093)	(.953)	(.832)	(.663)
Net Asset Value, End of Period	$42.20	$63.08	$55.20	$51.12	$46.25

Total Return	–23.19%	16.37%	9.97%	12.39%	15.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,907	$2,794	$2,321	$2,039	$843
Ratio of Total Expenses to
Average Net Assets[1]	0.16%	0.18%	0.20%	0.23%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.84%	1.75%	1.83%	1.68%	1.51%
Portfolio Turnover Rate	96%	100%	93%	84%	79%[2]

1  Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.00%, 0.01%, 0.01%, and 0.01%.

2  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares. See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Franklin Portfolio Associates, LLC, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P 500 Index. For the year ended September 30, 2008, the investment advisory fee represented an effective annual basic rate of 0.09% of the fund’s average net assets before a decrease of $1,446,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2008, the fund had contributed capital of $555,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.55% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2008, these arrangements reduced the fund’s management and administrative expenses by $1,555,000 and custodian fees by $1,000. The total expense reduction represented an effective annual rate of 0.02% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2008, the fund had $34,599,000 of ordinary income available for distribution. Tax-basis capital gains required to be distributed in December 2007 included net capital gains realized through October 31, 2007. Subsequently, the fund realized capital losses of $570,743,000, which are available to offset future net capital gains.

At September 30, 2008, the cost of investment securities for tax purposes was $6,199,498,000. Net unrealized depreciation of investment securities for tax purposes was $342,011,000, consisting of unrealized gains of $390,992,000 on securities that had risen in value since their purchase and $733,003,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2008, the aggregate settlement value of open futures contracts expiring in December 2008 and the related unrealized appreciation (depreciation) were:

($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P 500 Index	290	84,753	(901)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended September 30, 2008, the fund purchased $6,696,223,000 of investment securities and sold $7,157,841,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Year Ended September 30,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	550,897	17,490	581,626	15,817
Issued in Lieu of Cash Distributions	622,470	19,829	84,713	2,312
Redeemed	(838,018)	(27,137)	(999,454)	(27,194)
Net Increase (Decrease)—Investor Shares	335,349	10,182	(333,115)	(9,065)
Admiral Shares
Issued	220,621	4,296	491,880	8,143
Issued in Lieu of Cash Distributions	305,215	5,955	42,270	706
Redeemed	(475,830)	(9,345)	(395,881)	(6,600)
Net Increase (Decrease)—Admiral Shares	50,006	906	138,269	2,249

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund's investments as of September 30, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	5,851,293	(901)
Level 2—Other significant observable inputs	6,194	—
Level 3—Significant unobservable inputs	—	—
Total	5,857,487	(901)

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Quantitative Funds and the Shareholders of Vanguard Growth and Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth and Income Fund (the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2008

Special 2008 tax information (unaudited) for Vanguard Growth and Income Fund

This information for the fiscal year ended September 30, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $759,528,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $135,688,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 96.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Growth and Income Fund Investor Shares[1]
Periods Ended September 30, 2008
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–23.28%	4.80%	3.42%
Returns After Taxes on Distributions	–24.92	4.15	2.65
Returns After Taxes on Distributions and Sale of Fund Shares	–12.73	4.18	2.81

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth and Income Fund	3/31/2008	9/30/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$895.47	$1.47
Admiral Shares	1,000.00	896.06	0.76
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.51	$1.57
Admiral Shares	1,000.00	1,024.27	0.81

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.31% for Investor Shares and 0.16% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Growth and Income Fund has renewed the fund’s investment advisory agreement with Franklin Portfolio Associates, LLC. The board determined that the retention of Franklin was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of investment management to the fund over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Franklin, founded in 1982, is known for quantitative equity management combining investment experience, financial databases, and computer modeling. The firm has advised the Growth and Income Fund since the fund’s inception in 1986. The investment team at Franklin employs a quantitative investment strategy that seeks to provide a total return greater than that of the S&P 500 Index by investing in U.S. large- and mid-capitalization stocks. Stock selection is driven by a series of more than 40 computer models covering a broad range of public data.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that the results have been in line with expectations. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Franklin in determining whether to approve the advisory fee, because Franklin is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

27

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

28

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan1

Born 1954  Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/ Trustee Since May 1987;  Trustee of The Vanguard Group, Inc., and of each of the investment companies served Chairman of the Board   by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group 156 Vanguard Funds Overseen and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937  Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures Trustee Since January 2001 in education); Senior Advisor to Greenwich Associates (international business strategy 156 Vanguard Funds Overseen consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948  Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Trustee Since January 2008 Officer for North America since 2004 and Corporate Vice President of Xerox Corporation 156 Vanguard Funds Overseen (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta

Born 1945  Principal Occupation(s) During the Past Five Years: Chairman, President, and Trustee Since December 20012 Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of 156 Vanguard Funds Overseen the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann

Born 1949  Principal Occupation(s) During the Past Five Years: President of the University of

Trustee Since June 2006  Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School 156 Vanguard Funds Overseen for Communication, and Graduate School of Education of the University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the University Center for Human Values (1990–2004), Princeton University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen

Born 1950  Principal Occupation(s) During the Past Five Years: Corporate Vice President and Trustee Since July 1998  Chief Global Diversity Officer since 2006, Vice President and Chief Information 156 Vanguard Funds Overseen Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952  Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance Trustee Since December 2004 and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty 156 Vanguard Funds Overseen Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.

Born 1941  Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Trustee Since January 1993 Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director 156 Vanguard Funds Overseen of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936  Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Trustee Since April 1985  Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and 156 Vanguard Funds Overseen AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers1

Thomas J. Higgins

Born 1957  Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer  Treasurer of each of the investment companies served by The Vanguard Group; Chief Since September 2008  Financial Officer of each of the investment companies served by The Vanguard Treasurer Since July 1998  Group since 2008. 156 Vanguard Funds Overseen

F. William McNabb III

Born 1957  Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director, Chief Executive Officer  and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and Since August 31, 2008  President of each of the investment companies served by The Vanguard Group since President Since March 2008 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard 156 Vanguard Funds Overseen Group (1995–2008).

Heidi Stam

Born 1956  Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Secretary Since July 2005  Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of 156 Vanguard Funds Overseen The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by
Text Telephone for People	calling Vanguard at 800-662-2739. The guidelines are
With Hearing Impairment > 800-952-3335	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
The funds or securities referred to herein are not	at 202-551-8090. Information about your fund is also
sponsored, endorsed, or promoted by MSCI, and MSCI	available on the SEC’s website, and you can receive
bears no liability with respect to any such funds or	copies of this information, for a fee, by sending a
securities. For any such funds or securities, the	request in either of two ways: via e-mail addressed to
prospectus or the Statement of Additional Information	publicinfo@sec.gov or via regular mail addressed to the
contains a more detailed description of the limited	Public Reference Section, Securities and Exchange
relationship MSCI has with The Vanguard Group and	Commission, Washington, DC 20549-0102.
any related funds.

Standard & Poor’s 500®, S&P 500®, and 500 are
trademarks of The McGraw-Hill Companies, Inc., and
have been licensed for use by The Vanguard Group, Inc.
Vanguard mutual funds are not sponsored, endorsed,
sold, or promoted by Standard & Poor’s, and Standard &
Poor’s makes no representation regarding the advisability
of investing in the funds.

Russell is a trademark of The Frank Russell Company.
© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q930 112008

>  As the credit crisis intensified, the broad U.S. stock market fell –21.2% during the fiscal year ended September 30, 2008.

>  For the 12-month period, returns for the Institutional Plus Shares of the Vanguard Structured Equity portfolios ranged from –22.2% for the Structured Large-Cap Growth Fund to –24.5% for the Structured Large-Cap Value Fund.

>  All four Vanguard Structured Equity Funds trailed their benchmark indexes.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Structured Large-Cap Equity Fund	10
Structured Large-Cap Growth Fund	24
Structured Large-Cap Value Fund	39
Structured Broad Market Fund	52
About Your Fund’s Expenses	71
Glossary	73

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	VSLIX	–22.5%
Institutional Plus Shares	VSLPX	–22.5
S&P 500 Index		–22.0
Average Large-Cap Core Fund[1]		–22.0

Vanguard Structured Large-Cap Growth Fund
Institutional Shares	VSTLX	–22.2%
Institutional Plus Shares	VSGPX	–22.2
Russell 1000 Growth Index		–20.9
Average Large-Cap Growth Fund[1]		–23.0

Vanguard Structured Large-Cap Value Fund
Institutional Plus Shares	VSLVX	–24.5%
Russell 1000 Value Index		–23.6
Average Large-Cap Value Fund[1]		–23.8

Vanguard Structured Broad Market Fund
Institutional Shares	VSBMX	–22.9%
Institutional Plus Shares	VSBPX	–22.9
Russell 3000 Index		–21.5
Average Multi-Cap Core Fund[1]		–22.8

1  Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

For the fiscal year ending September 30, 2008, all four Vanguard Structured Equity Funds posted negative results and fell a few steps short of their benchmark indexes.

As the financial market turmoil intensified, the four funds registered returns ranging from –24.5% for the Structured Large-Cap Value Fund to –22.2% for the Structured Large-Cap Growth Fund.

Credit market turbulence weighed heavily on stock prices

Troubles simmering in the credit markets for much of the past year came to a boil at the end of the fiscal period, producing several high-profile bankruptcies and putting severe pressure on stock prices around the world. The broad U.S. stock market returned –21.2% for the 12 months ended September 30. In September alone, the market fell more than 9%. International stock markets were similarly disappointing, returning –30.0% for the full 12 months.

Policymakers and elected officials, both in the United States and abroad, responded to the upheavals with dramatic new programs designed to help stabilize the credit markets. As participants struggled to make sense of the markets’ fast-changing dynamics, stock prices were exceptionally volatile, with daily ups and downs of 2 percentage points or more becoming commonplace.

U.S. Treasuries rallied in a nervous market

Nervousness in the stock market was echoed, and even amplified, in the bond market. For the 12 months, the broad U.S. bond market returned 3.7%, largely on the strength of Treasuries—investors’ security of choice in times of duress. Corporate bonds generally produced negative returns for the period, coming under heavy selling pressure during investors’ flight to safety. Even the municipal market, made up of generally high-quality securities issued by states and municipalities, recorded a negative 12-month return.

The U.S. Federal Reserve Board responded to the turmoil with a dramatic easing of monetary policy. Over the full 12 months, the Fed reduced its target for the federal funds rate from 4.75% to 2.00%. On October 8, shortly after the close of the fiscal period, the Fed cut rates again, to 1.50%. The move was made in coordination with rate cuts by several other central banks.

Trouble in all sectors weighed on fund returns

The Vanguard Structured Equity Funds seek to keep their risk characteristics in line with those of their benchmark indexes while using a quantitative stock-selection process with the goal of outperforming the indexes. During the volatile 2008 fiscal year, the funds had trouble meeting this goal. All four portfolios suffered from subpar stock selection in industrials, consumer staples, and materials, and they fell short of their respective benchmarks.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–22.1%	0.1%	5.5%
Russell 2000 Index (Small-caps)	–14.5	1.8	8.1
Dow Jones Wilshire 5000 Index (Entire market)	–21.2	0.6	6.0
MSCI All Country World Index ex USA (International)	–30.0	3.1	11.8

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	3.7%	4.2%	3.8%
Lehman Municipal Bond Index	–1.9	1.9	2.8
Citigroup 3-Month Treasury Bill Index	2.6	4.0	3.1

CPI
Consumer Price Index	4.9%	3.2%	3.4%

Total Returns
May 15, 2006[1] Through September 30, 2008
Average
Annual Return
Structured Large-Cap Equity Fund Institutional Plus Shares	–2.7%
S&P 500 Index	–2.4
Average Large-Cap Core Fund[2]	–2.9

January 19, 2006[1] Through September 30, 2008
Average
Annual Return
Structured Large-Cap Growth Fund Institutional Plus Shares	–2.3%
Russell 1000 Growth Index	–2.0
Average Large-Cap Growth Fund[2]	–4.0

December 15, 2005[1] Through September 30, 2008
Average
Annual Return
Structured Large-Cap Value Fund Institutional Shares	–1.3%
Russell 1000 Value Index	–0.8
Average Large-Cap Value Fund[2]	–1.8

May 3, 2004[1] Through September 30, 2008
Average
Annual Return
Structured Broad Market Fund Institutional Plus Shares	3.2%
Russell 3000 Index	3.4
Average Multi-Cap Core Fund[2]	2.7

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1  Share-class inception.

2  Derived from data provided by Lipper Inc.

Over the 12-month period, the funds experienced negative returns in all ten industry sectors. However, in some areas of the market, the funds fared better than their respective indexes.

Each of the funds suffered from disappointing stock selection in the industrials sector, which has been hit hard by expectations that the tight credit market will crimp demand for big-ticket machinery and construction projects. In the health care sector, managed-care stocks took a toll on the Structured Large-Cap Equity Fund.

All four portfolios performed relatively well in the financial sector. Losses were steep, but the funds held up better than their benchmarks thanks to good stock selection, along with underweighted positions in some of the hardest-hit financial companies, including Washington Mutual, Countrywide, Lehman Brothers Holdings, and American International Group.

The consumer discretionary sector was another bright spot for the funds, with strong stock selection in restaurants and apparel companies. A significant underweighting in casino stocks provided the Structured Large-Cap Growth Fund with a boost in that area of the market.

A long-term perspective is key for institutional investors

As the credit crisis endured through the end of the fiscal year, the U.S. stock markets continued to experience sometimes startling volatility. As would be expected, the Vanguard Structured Equity Funds have participated in the market’s ups and downs.

The funds’ advisor, Vanguard Quantitative Equity Group, uses proprietary stock-selection systems to keep the portfolios’ risk metrics close to those of their benchmarks while seeking above-market performance. The systems factor in such variables as investor sentiment, valuation, and the quality of a company’s earnings, helping the portfolio managers to choose individual stocks that are overweighted or underweighted versus the benchmark. In the limited time since their inceptions, the funds’ stock-selection model has come up short, leaving fund returns a bit behind those of their indexes. (See the table on page 4.)

It’s worth remembering that the portfolios’ risk controls make no effort to moderate overall stock market risk. Over the past year, exposure to the stock market came at a high cost. Such volatility is why we remind shareholders to avoid reacting to short-term market “noise.” Instead, Vanguard suggests that investors maintain a long-term perspective.

A long-term focus is especially important for institutional investors dedicated to helping their organizations to reach financial goals. The broadly diversified Vanguard Structured Equity Funds provide a useful tool to support a carefully constructed approach toward these goals.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer October 15, 2008

Your Fund’s Performance at a Glance
September 30, 2007–September 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Structured Large-Cap Equity Fund
Institutional Shares	$29.98	$22.56	$0.430	$0.391
Institutional Plus Shares	60.02	45.15	0.920	0.782
Structured Large-Cap Growth Fund
Institutional Shares	$29.93	$22.63	$0.270	$0.571
Institutional Plus Shares	59.60	45.07	0.564	1.137
Structured Large-Cap Value Fund
Institutional Plus Shares	$63.87	$44.00	$1.370	$3.980
Structured Broad Market Fund
Institutional Shares	$28.67	$21.53	$0.280	$0.429
Institutional Plus Shares	57.39	43.07	0.621	0.858

Advisor’s Report

The fiscal year ended September 30, 2008, was a disappointing year for the Vanguard Structured Equity Funds. As you saw in the tables on page 1 of this report, all of the funds suffered steep declines over the 12 months, and all of them trailed their benchmark indexes. The Structured Large-Cap Equity Fund lagged the S&P 500 Index by about half a percentage point, and the gaps were even wider for the other funds.

The investment environment

Painful as this year’s market decline has been, it would be melodramatic to describe it as stunning or unprecedented. To place the last 12 months in historical context, since 1926 the broad market has had a calendar-year decline of more than 20% five times. This doesn’t make the current losses more palatable, but it does remind us that what we’ve been experiencing is nothing truly new. Such dramatic volatility from time to time is part of the risk that goes with investing in stocks.

Nonetheless, the last 12 months was an extreme period, and our portfolios underperformed their benchmarks.

Quantitative management, as we implement it, is similar to traditional stock selection, although we use computer models to make our choices. We attempt to identify attributes that will indicate whether a stock’s market price is too high or too low relative to the company’s fundamentals. We test our investment theses by running simulations using historical information to determine whether those attributes do identify stocks that have consistently outperformed their peers. Overall, we are trying to find several hundred stocks that individually, and as a group, will outperform their peers. This aspect of our strategy differs from a traditional stock-picking approach, which generally tries to spot a small number of stocks that will outperform.

However, the resulting characteristics of our quantitative portfolio are similar to those of a traditional portfolio. Our portfolio holdings typically exhibit growth rates similar to the market average but were purchased at price/earnings ratios below the market average. Our investment judgment and our simulations tell us that buying a growth rate like the market’s but at a discount to the market is an attractive proposition, over the long run.

Our specific quantitative approach uses computer models to assess stocks in terms of three components: market sentiment, valuation, and earnings quality. For the market-sentiment component, our model assesses each stock’s strength based on signals derived from market participants; for example, we look at characteristics of a company’s recent earnings pronouncements and the resulting stock-price movements. To evaluate the prices associated with these market-sentiment indicators, our valuation model analyzes various earnings and cash-flow metrics together with dividend payouts for each stock. Finally, the earnings-quality model attempts to predict the persistence of earnings by analyzing company financial statements.

Our research indicates that each of these models individually has the ability to identify a group of stocks that will outperform their industry peers over the long term. By combining the results from the three models, we benefit from their relatively low correlation with one another, which diversifies the risk in our portfolio. Just as adding bonds and international stocks to a domestic stock portfolio can help to reduce absolute risk through diversification, using multiple models to pick stocks should improve our overall ability to add relative value consistently. Our three-component approach doesn’t work every year, but over the long run we are confident in the power of its stock-selection capability and in the diversification it provides.

Following are brief reviews of each fund’s performance.

Structured Large-Cap Equity Fund

Relative to the benchmark index, the fund benefited most from its financial holdings, and particularly from its underweightings of American International Group, Freddie Mac, and Lehman Brothers Holdings.

Stock selection was worst in the health care sector, where Cigna and Humana were the fund’s largest detractors.

Structured Large-Cap Growth Fund

The fund’s holdings in consumer discretionary stocks added the most to its returns. Most helpful, in relative terms, were an overweighted stake in Big Lots and underweightings in International Game Technology and Las Vegas Sands. Industrials was the fund’s worst-performing sector, with Manitowoc and Hertz Global Holdings having the largest negative impact.

Structured Large-Cap Value Fund

Financials was among this fund’s best-performing sector, thanks to underweightings of AIG, Lehman, and Freddie Mac. Consumer staples stocks dragged down the overall return. Notably poor performers were Bunge and Archer-Daniels-Midland.

Structured Broad Market Fund

The fund’s best-performing sector was financials, followed by consumer discretionary, which was led by returns from Aeropostale and NVR. Relative to the benchmark, the fund also performed well in financials, where we underweighted a number of poorly performing stocks. Industrial holdings did the worst as a group, with Manitowoc and UAL as leading detractors.

Conclusion

As disappointed as we are with the investment environment and with our relative performance, we are confident that the stock market will have worthwhile returns for long-term investors in the future, and that our focus on value and sentiment will reward patience. We thank you for your decision to entrust your investment dollars to us, and we look forward to the future.

James. D. Troyer, CFA

Principal and Portfolio Manager

James P. Stetler

Principal and Portfolio Manager Vanguard Quantitative Equity Group

October 20, 2008

Structured Large-Cap Equity Fund

Fund Profile

As of September 30, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	264	499	4,679
Median Market Cap	$46.3B	$43.8B	$29.6B
Price/Earnings Ratio	13.7x	14.8x	15.5x
Price/Book Ratio	2.2x	2.3x	2.2x
Yield[3]		2.4%	2.3%
Institutional Shares	2.3%
Institutional
Plus Shares	2.4%
Return on Equity	21.2%	21.3%	20.0%
Earnings Growth Rate	19.3%	17.8%	17.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	72%	—	—
Expense Ratio
(9/30/2007)[4]		—	—
Institutional Shares	0.25%
Institutional
Plus Shares	0.15%
Short-Term Reserves[5]	–0.2%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	8.9%	8.5%	9.2%
Consumer Staples	11.9	12.2	10.5
Energy	13.4	13.4	12.6
Financials	15.9	15.9	17.3
Health Care	13.2	13.1	13.0
Industrials	10.9	11.1	11.4
Information Technology	16.0	15.7	15.7
Materials	3.0	3.4	3.7
Telecommunication
Services	3.1	3.1	2.8
Utilities	3.7	3.6	3.8

Ten Largest Holdings[6] (% of total net assets)

ExxonMobil Corp.	integrated oil
	and gas	3.9%
General Electric Co.	industrial
	conglomerate	2.4
The Procter &
Gamble Co.	household products	2.2
Microsoft Corp.	systems software	2.2
Johnson & Johnson	pharmaceuticals	2.0
Chevron Corp.	integrated oil
	and gas	1.8
AT&T Inc.	integrated
	telecommunication
	services	1.7
International Business
Machines Corp.	computer hardware	1.7
JPMorgan Chase & Co.	other diversified
	financial services	1.6
Bank of America Corp.	diversified
	financial services	1.4
Top Ten		20.9%

Investment Focus

1  S&P 500 Index.

2  Dow Jones Wilshire 5000 Index.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  The expense ratios shown are from the prospectus dated January 28, 2008. For the fiscal year ended September 30, 2008, the expense ratios were 0.20% for Institutional Shares and 0.12% for Institutional Plus Shares.

5  The fund invested a portion of its cash reserves in equity markets through the use of index futures contracts. After the effect of the futures investments, the fund’s temporary cash position was negative.

6  The holdings listed exclude any temporary cash investments and equity index products.

Structured Large-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: May 15, 2006–September 30, 2008

Initial Investment of $200,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2008		Final Value of a
		Since	$200,000,000
	One Year	Inception[1]	Investment
Structured Large-Cap Equity Fund
Institutional Plus Shares	–22.46%	–2.69%	$187,450,617
Dow Jones Wilshire 5000 Index	–21.20	–2.26	189,428,998
S&P 500 Index	–21.98	–2.38	188,839,388
Average Large-Cap Core Fund[2]	–21.95	–2.94	186,275,581

			Final Value of a
		Since	$5,000,000
	One Year	Inception[1]	Investment
Structured Large-Cap Equity Fund
Institutional Shares	–22.52%	–2.71%	$4,684,133
Dow Jones Wilshire 5000 Index	–21.20	–2.20	4,742,099
S&P 500 Index	–21.98	–2.31	4,729,768

1  Performance for the fund and its comparative standards is calculated since the following inception dates: May 15, 2006, for Institutional Plus Shares; May 16, 2006, for Institutional Shares.

2  Derived from data provided by Lipper Inc.

Structured Large-Cap Equity Fund

Fiscal-Year Total Returns (%): May 15, 2006–September 30, 2008

Note: See Financial Highlights tables for dividend and capital gains information.

Structured Large-Cap Equity Fund

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.8%)[1]
Consumer Discretionary (8.7%)
	McDonald’s Corp.	103,868	6,409
	Comcast Corp. Class A	277,795	5,453
	The Walt Disney Co.	171,363	5,259
	Time Warner, Inc.	346,980	4,549
	Home Depot, Inc.	159,960	4,141
	Target Corp.	77,693	3,811
	Lowe’s Cos., Inc.	153,658	3,640
	VF Corp.	41,400	3,201
*	AutoZone Inc.	24,200	2,985
	The Gap, Inc.	165,200	2,937
	News Corp., Class A	240,444	2,883
	Darden Restaurants Inc.	95,200	2,726
*	Big Lots Inc.	90,400	2,516
*	The Goodyear Tire &
	Rubber Co.	159,100	2,436
	Carnival Corp.	55,007	1,944
	Black & Decker Corp.	29,500	1,792
*	Viacom Inc. Class B	71,450	1,775
	Best Buy Co., Inc.	46,750	1,753
	Omnicom Group Inc.	42,000	1,620
	NIKE, Inc. Class B	18,300	1,224
	Lennar Corp. Class A	75,600	1,148
	CBS Corp.	74,649	1,088
	H & R Block, Inc.	46,500	1,049
*	Amazon.com, Inc.	12,500	910
	The Stanley Works	18,500	772
	Johnson Controls, Inc.	24,300	737
*	DIRECTV Group, Inc.	22,000	576
	D. R. Horton, Inc.	36,300	473
	Wyndham Worldwide Corp.	28,166	442
	Limited Brands, Inc.	19,300	334
	Jones Apparel Group, Inc.	17,500	324
*	Ford Motor Co.	18,100	94

	RadioShack Corp.	4,500	78
*	Expedia, Inc.	3,000	45
	Polo Ralph Lauren Corp.	300	20
			71,144

Consumer Staples (11.8%)
The Procter & Gamble Co.	252,799	17,618
Wal-Mart Stores, Inc.	192,364	11,521
Philip Morris International Inc.	181,840	8,746
PepsiCo, Inc.	111,499	7,946
The Coca-Cola Co.	141,593	7,487
Altria Group, Inc.	209,540	4,157
CVS/Caremark Corp.	121,926	4,104
The Kroger Co.	146,600	4,029
Anheuser-Busch Cos., Inc.	56,686	3,678
General Mills, Inc.	48,500	3,333
Kimberly-Clark Corp.	46,849	3,038
Kraft Foods Inc.	90,923	2,978
Molson Coors Brewing Co.
Class B	63,100	2,950
Colgate-Palmolive Co.	31,754	2,393
Archer-Daniels-Midland Co.	78,100	1,711
Reynolds American Inc.	34,100	1,658
Walgreen Co.	49,999	1,548
Costco Wholesale Corp.	21,454	1,393
* Constellation Brands, Inc.
Class A	63,100	1,354
The Pepsi Bottling Group, Inc.	41,400	1,208
The Estee Lauder Cos. Inc.
Class A	21,700	1,083
UST, Inc.	11,700	778
SuperValu Inc.	25,500	553
Sysco Corp.	13,100	404
ConAgra Foods, Inc.	4,100	80
		95,748
Energy (13.2%)
ExxonMobil Corp.	410,255	31,860
Chevron Corp.	173,257	14,290
ConocoPhillips Co.	122,682	8,986
Schlumberger Ltd.	85,555	6,681
Occidental Petroleum Corp.	75,886	5,346
Devon Energy Corp.	39,434	3,596
Apache Corp.	33,383	3,481
Noble Corp.	66,800	2,933
Murphy Oil Corp.	45,644	2,928

Structured Large-Cap Equity Fund

			Market
			Value•
		Shares	($000)
	Williams Cos., Inc.	116,800	2,762
	ENSCO International, Inc.	47,700	2,749
	Noble Energy, Inc.	43,200	2,402
	Anadarko Petroleum Corp.	49,270	2,390
	Chesapeake Energy Corp.	57,800	2,073
*	Transocean, Inc.	18,777	2,062
	Halliburton Co.	50,138	1,624
	Hess Corp.	19,000	1,560
	Marathon Oil Corp.	36,576	1,458
*	Southwestern Energy Co.	40,400	1,234
	Massey Energy Co.	34,500	1,231
	XTO Energy, Inc.	26,100	1,214
*	National Oilwell Varco Inc.	21,900	1,100
	EOG Resources, Inc.	12,000	1,074
*	Weatherford International Ltd.	33,500	842
	Baker Hughes, Inc.	12,700	769
	Valero Energy Corp.	19,821	601
	Spectra Energy Corp.	16,100	383
			107,629
Financials (15.7%)
	JPMorgan Chase & Co.	286,006	13,356
	Bank of America Corp.	333,193	11,662
	Wells Fargo & Co.	284,511	10,678
	Citigroup, Inc.	382,012	7,835
	U.S. Bancorp	163,202	5,879
	The Goldman Sachs
	Group, Inc.	37,922	4,854
	BB&T Corp.	114,387	4,324
	The Chubb Corp.	75,136	4,125
	Bank of New York
	Mellon Corp.	109,163	3,557
	Northern Trust Corp.	48,800	3,523
	Unum Group	137,800	3,459
	Hudson City Bancorp, Inc.	177,800	3,280
	AFLAC Inc.	51,869	3,047
	The Travelers Cos., Inc.	66,851	3,022
	Ameriprise Financial, Inc.	77,920	2,977
	Discover Financial Services	213,299	2,948
	State Street Corp.	46,827	2,663
	Simon Property Group, Inc.
	REIT	27,236	2,642
	American Express Co.	67,243	2,382
	Morgan Stanley	103,198	2,374
	MetLife, Inc.	41,708	2,336
	Merrill Lynch & Co., Inc.	86,012	2,176
	Capital One Financial Corp.	40,998	2,091
	Charles Schwab Corp.	74,400	1,934
	HCP, Inc. REIT	44,400	1,782
	Prudential Financial, Inc.	23,682	1,705
	Plum Creek Timber Co. Inc.
	REIT	32,900	1,640
	ProLogis REIT	38,500	1,589
	The Hartford Financial
	Services Group Inc.	38,202	1,566
	Janus Capital Group Inc.	51,200	1,243
	Public Storage, Inc. REIT	11,700	1,158

	PNC Financial Services Group	15,351	1,147
	Apartment Investment
	& Management Co.
	Class A REIT	32,422	1,135
	The Allstate Corp.	24,106	1,112
	CME Group, Inc.	2,800	1,040
	Lincoln National Corp.	23,400	1,002
	Assurant, Inc.	15,700	863
*	CB Richard Ellis Group, Inc.	58,600	783
	Wachovia Corp.	184,182	645
	American International
	Group, Inc.	181,283	604
	Loews Corp.	12,143	479
	SunTrust Banks, Inc.	8,454	380
	Franklin Resources Corp.	2,733	241
	Vornado Realty Trust REIT	1,100	100
	Boston Properties, Inc. REIT	800	75
			127,413
Health Care (13.0%)
	Johnson & Johnson	233,869	16,203
	Pfizer Inc.	557,169	10,274
	Abbott Laboratories	105,839	6,094
	Merck & Co., Inc.	191,101	6,031
*	Express Scripts Inc.	57,332	4,232
*	Amgen, Inc.	71,197	4,220
	Eli Lilly & Co.	95,056	4,185
	Baxter International, Inc.	62,764	4,119
*	Gilead Sciences, Inc.	88,046	4,013
	Wyeth	107,139	3,958
	Medtronic, Inc.	70,734	3,544
*	Biogen Idec Inc.	64,811	3,259
*	Laboratory Corp. of
	America Holdings	45,300	3,148
	UnitedHealth Group Inc.	120,112	3,050
*	Watson Pharmaceuticals, Inc.	101,400	2,890
*	WellPoint Inc.	57,555	2,692
*	Thermo Fisher Scientific, Inc.	47,600	2,618
	Cardinal Health, Inc.	53,004	2,612
	CIGNA Corp.	70,730	2,403
	Bristol-Myers Squibb Co.	111,517	2,325
	Aetna Inc.	59,413	2,145
*	Tenet Healthcare Corp.	360,700	2,002
*	Forest Laboratories, Inc.	66,100	1,869
*	St. Jude Medical, Inc.	42,000	1,827
	Schering-Plough Corp.	83,957	1,551
	AmerisourceBergen Corp.	39,400	1,483
*	Celgene Corp.	21,000	1,329
*	Medco Health Solutions, Inc.	28,700	1,292
	Stryker Corp.	4,650	290
			105,658
Industrials (10.8%)
	General Electric Co.	759,411	19,365
	The Boeing Co.	72,985	4,186
	United Parcel Service, Inc.	66,527	4,184
	Lockheed Martin Corp.	34,547	3,789
	Union Pacific Corp.	53,196	3,785

Structured Large-Cap Equity Fund

			Market
			Value•
		Shares	($000)
	United Technologies Corp.	61,954	3,721
	Caterpillar, Inc.	61,675	3,676
	Waste Management, Inc.	114,100	3,593
	CSX Corp.	62,700	3,422
	Cooper Industries, Inc.
	Class A	78,000	3,116
	Honeywell International Inc.	72,287	3,003
	Burlington Northern
	Santa Fe Corp.	32,291	2,985
	3M Co.	42,432	2,898
	Parker Hannifin Corp.	50,700	2,687
	Raytheon Co.	48,005	2,569
	Cummins Inc.	57,500	2,514
	Ryder System, Inc.	36,900	2,288
	Ingersoll-Rand Co.	70,900	2,210
	Emerson Electric Co.	42,558	1,736
	Fluor Corp.	27,800	1,548
	General Dynamics Corp.	20,244	1,490
	The Manitowoc Co., Inc.	94,400	1,468
	Textron, Inc.	46,320	1,356
	FedEx Corp.	14,544	1,150
	Deere & Co.	21,800	1,079
	Northrop Grumman Corp.	13,921	843
	Goodrich Corp.	18,300	761
	L-3 Communications
	Holdings, Inc.	6,900	678
	Danaher Corp.	7,600	527
	Illinois Tool Works, Inc.	11,808	525
	Tyco International, Ltd.	9,413	330
*	Allied Waste Industries, Inc.	13,013	145
			87,627
Information Technology (15.8%)
	Microsoft Corp.	655,333	17,491
	International Business
	Machines Corp.	114,745	13,421
	Hewlett-Packard Co.	213,515	9,873
*	Cisco Systems, Inc.	431,789	9,741
	Intel Corp.	482,068	9,029
*	Apple Inc.	71,846	8,166
*	Oracle Corp.	356,637	7,243
*	Google Inc.	16,655	6,671
	QUALCOMM Inc.	110,592	4,752
*	Symantec Corp.	203,800	3,990
	Tyco Electronics Ltd.	113,800	3,148
	Texas Instruments, Inc.	136,163	2,927
*	BMC Software, Inc.	95,733	2,741
*	EMC Corp.	220,450	2,637
*	Yahoo! Inc.	150,845	2,610
*	Adobe Systems, Inc.	65,400	2,581
	Corning, Inc.	162,961	2,549
*	Dell Inc.	153,964	2,537
	Western Union Co.	85,800	2,117
*	Lexmark International, Inc.	61,500	2,003
*	Novell, Inc.	374,500	1,925
*	NVIDIA Corp.	170,100	1,822

*	MEMC Electronic
	Materials, Inc.	44,300	1,252
*	eBay Inc.	55,346	1,239
	Analog Devices, Inc.	43,500	1,146
	CA, Inc.	45,200	902
	Applied Materials, Inc.	57,934	876
	Automatic Data
	Processing, Inc.	19,120	817
	Motorola, Inc.	82,089	586
*	Sun Microsystems, Inc.	68,525	521
*	QLogic Corp.	13,000	200
*	Affiliated Computer
	Services, Inc. Class A	3,400	172
*	Convergys Corp.	10,300	152
	National Semiconductor Corp.	6,000	103
*	LSI Corp.	19,200	103
	Xilinx, Inc.	3,700	87
			128,130
Materials (3.0%)
	Monsanto Co.	50,470	4,996
	Eastman Chemical Co.	49,700	2,737
	Nucor Corp.	60,900	2,406
	Freeport-McMoRan Copper
	& Gold, Inc. Class B	39,900	2,268
	E.I. du Pont de Nemours & Co.	50,070	2,018
	Alcoa Inc.	88,900	2,007
	United States Steel Corp.	22,606	1,754
	Dow Chemical Co.	47,758	1,518
	Allegheny Technologies Inc.	40,100	1,185
	Praxair, Inc.	16,000	1,148
	International Paper Co.	41,500	1,086
	AK Steel Holding Corp.	37,900	982
	Air Products & Chemicals, Inc.	2,600	178
			24,283
Telecommunication Services (3.1%)
	AT&T Inc.	497,572	13,892
	Verizon Communications Inc.	199,480	6,401
	Windstream Corp.	151,900	1,662
	Qwest Communications
	International Inc.	445,048	1,437
	Sprint Nextel Corp.	119,282	728
	Embarq Corp.	16,800	681
	CenturyTel, Inc.	9,900	363
			25,164
Utilities (3.7%)
	American Electric
	Power Co., Inc.	99,900	3,704
	Consolidated Edison Inc.	83,600	3,592
	Entergy Corp.	37,800	3,365
	Edison International	79,200	3,160
	Dominion Resources, Inc.	65,060	2,783
	Exelon Corp.	41,375	2,591
	Duke Energy Corp.	146,770	2,558
	FPL Group, Inc.	43,500	2,188

Structured Large-Cap Equity Fund

			Market
			Value•
		Shares	($000)
	Public Service Enterprise
	Group, Inc.	62,700	2,056
	Southern Co.	37,012	1,395
	Ameren Corp.	23,300	909
	Questar Corp.	21,900	896
	DTE Energy Co.	15,300	614
	CMS Energy Corp.	7,500	94
	Pepco Holdings, Inc.	2,500	57
			29,962
	Total Common Stocks
	(Cost $904,229)		802,758
	Temporary Cash Investments (1.0%)[1]
	Money Market Fund (0.9%)
2	Vanguard Market
	Liquidity Fund, 2.296%	7,254,210	7,254

		Face
		Amount
		($000)
U.S. Government Agency Obligations (0.1%)
[3,4]	Federal Home Loan Bank,
	2.433%, 11/6/08	200	199
[3,4]	Federal Home Loan Bank,
	2.576%, 11/24/08	300	299
[3,4]	Federal Home Loan Bank,
	3.257%, 2/2/09	500	495
			993
	Total Temporary Cash Investments
	(Cost $8,247)		8,247
	Total Investments (99.8%)
	(Cost $912,476)		811,005
	Other Assets and Liabilities (0.2%)
	Other Assets		2,190
	Liabilities		(627)
			1,563
	Net Assets (100%)		812,568

At September 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	961,941
Undistributed Net Investment Income	13,193
Accumulated Net Realized Losses	(60,659)
Unrealized Appreciation (Depreciation)
Investment Securities	(101,471)
Futures Contracts	(436)
Net Assets	812,568

Institutional Shares—Net Assets
Applicable to 6,005,569 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	135,478
Net Asset Value Per Share—
Institutional Shares	$22.56

Institutional Plus Shares—Net Assets
Applicable to 14,995,075 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	677,090
Net Asset Value Per Share—
Institutional Plus Shares	$45.15

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and –0.2%, respectively, of net assets.

2  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

4  Securities with a value of $993,000 have been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Dividends	19,268
Interest[1]	56
Security Lending	10
Total Income	19,334
Expenses
The Vanguard Group—Note B
Investment Advisory Services	287
Management and Administrative—Institutional Shares	194
Management and Administrative—Institutional Plus Shares	411
Marketing and Distribution—Institutional Shares	43
Marketing and Distribution—Institutional Plus Shares	197
Custodian Fees	49
Auditing Fees	24
Shareholders’ Reports—Institutional Shares	7
Shareholders’ Reports—Institutional Plus Shares	3
Trustees’ Fees and Expenses	1
Total Expenses	1,216
Net Investment Income	18,118
Realized Net Gain (Loss)
Investment Securities Sold	(55,274)
Futures Contracts	(360)
Realized Net Gain (Loss)	(55,634)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(191,659)
Futures Contracts	(436)
Change in Unrealized Appreciation (Depreciation)	(192,095)
Net Increase (Decrease) in Net Assets Resulting from Operations	(229,611)

1  Interest income from an affiliated company of the fund was $47,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,118	13,509
Realized Net Gain (Loss)	(55,634)	8,336
Change in Unrealized Appreciation (Depreciation)	(192,095)	77,834
Net Increase (Decrease) in Net Assets Resulting from Operations	(229,611)	99,679
Distributions
Net Investment Income
Institutional Shares	(2,671)	(940)
Institutional Plus Shares	(12,716)	(3,704)
Realized Capital Gain[1]
Institutional Shares	(2,428)	(67)
Institutional Plus Shares	(10,809)	(218)
Total Distributions	(28,624)	(4,929)
Capital Share Transactions
Institutional Shares	(5,788)	36,315
Institutional Plus Shares	70,557	544,425
Net Increase (Decrease) from Capital Share Transactions	64,769	580,740
Total Increase (Decrease)	(193,466)	675,490
Net Assets
Beginning of Period	1,006,034	330,544
End of Period[2]	812,568	1,006,034

1  Includes fiscal 2008 and 2007 short-term gain distributions totaling $9,615,000 and $285,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed net investment income of $13,193,000 and $10,462,000. See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Shares

			May 16,
	Year Ended		2006[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2008	2007	2006
Net Asset Value, Beginning of Period	$29.98	$26.03	$24.96
Investment Operations
Net Investment Income	.492	.476[2]	.130
Net Realized and Unrealized Gain (Loss) on Investments	(7.091)	3.657	.940
Total from Investment Operations	(6.599)	4.133	1.070
Distributions
Dividends from Net Investment Income	(.430)	(.172)	—
Distributions from Realized Capital Gains	(.391)	(.011)	—
Total Distributions	(.821)	(.183)	—
Net Asset Value, End of Period	$22.56	$29.98	$26.03

Total Return	–22.52%	15.94%	4.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$135	$187	$127
Ratio of Total Expenses to Average Net Assets	0.20%	0.25%	0.25%[3]
Ratio of Net Investment Income to Average Net Assets	1.91%	1.69%	1.67%[3]
Portfolio Turnover Rate	72%	54%[4]	30%

1  Inception.

2  Calculated based on average shares outstanding.

3  Annualized.

4  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares. See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Institutional Plus Shares

			May 15,
	Year Ended		2006[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2008	2007	2006
Net Asset Value, Beginning of Period	$60.02	$52.07	$50.00
Investment Operations
Net Investment Income	1.025	1.018[2]	.250
Net Realized and Unrealized Gain (Loss) on Investments	(14.193)	7.317	1.820
Total from Investment Operations	(13.168)	8.335	2.070
Distributions
Dividends from Net Investment Income	(.920)	(.363)	—
Distributions from Realized Capital Gains	(.782)	(.022)	—
Total Distributions	(1.702)	(.385)	—
Net Asset Value, End of Period	$45.15	$60.02	$52.07

Total Return	–22.46%	16.07%	4.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$677	$819	$203
Ratio of Total Expenses to Average Net Assets	0.12%	0.15%	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	1.99%	1.79%	1.77%[3]
Portfolio Turnover Rate	72%	54%[4]	30%

1  Inception.

2  Calculated based on average shares outstanding.

3  Annualized.

4  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares. See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Notes to Financial Statements

Vanguard Structured Large-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares are available to investors who invest a minimum amount of $5 million. Institutional Plus Shares are available to investors who invest a minimum amount of $200 million ($100 million for investors with total Vanguard investments of at least $1 billion).

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2006–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

Structured Large-Cap Equity Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2008, the fund had contributed capital of $77,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2008, the fund had $13,689,000 of ordinary income available for distribution. Tax-basis capital gains required to be distributed in December 2007 included net gains realized through October 31, 2007. Subsequently, the fund realized capital losses of $61,104,000, which are available to offset future net capital gains.

At September 30, 2008, the cost of investment securities for tax purposes was $912,476,000. Net unrealized depreciation of investment securities for tax purposes was $101,471,000, consisting of unrealized gains of $46,230,000 on securities that had risen in value since their purchase and $147,701,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2008, the aggregate settlement value of open futures contracts expiring in December 2008 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P 500 Index	22	6,430	(352)
E-mini S&P 500 Index	56	3,273	(84)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Structured Large-Cap Equity Fund

D. During the year ended September 30, 2008, the fund purchased $708,684,000 of investment securities and sold $665,224,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

	Year Ended September 30,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	2,581	99	43,142	1,567
Issued in Lieu of Cash Distributions	958	35	34	1
Redeemed	(9,327)	(359)	(6,861)	(234)
Net Increase (Decrease)—Institutional Shares	(5,788)	(225)	36,315	1,334
Institutional Plus Shares
Issued	53,067	1,029	540,496	9,679
Issued in Lieu of Cash Distributions	17,490	316	3,929	71
Redeemed	—	—	—	—
Net Increase (Decrease)—Institutional Plus Shares	70,557	1,345	544,425	9,750

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	810,012	(436)
Level 2—Other significant observable inputs	993	—
Level 3—Significant unobservable inputs	—	—
Total	811,005	(436)

Structured Large-Cap Growth Fund

Fund Profile

As of September 30, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	244	647	4,679
Median Market Cap	$33.0B	$31.9B	$29.6B
Price/Earnings Ratio	14.6x	16.1x	15.5x
Price/Book Ratio	3.1x	3.4x	2.2x
Yield[3]		1.5%	2.3%
Institutional Shares	1.3%
Institutional
Plus Shares	1.4%
Return on Equity	22.9%	23.5%	20.0%
Earnings Growth Rate	23.3%	22.6%	17.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	70%	—	—
Expense Ratio
(9/30/2007)[4]		—	—
Institutional Shares	0.25%
Institutional
Plus Shares	0.15%
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	9.4%	9.5%	9.2%
Consumer Staples	13.6	13.7	10.5
Energy	10.3	10.2	12.6
Financials	4.6	4.5	17.3
Health Care	14.3	14.1	13.0
Industrials	13.0	13.1	11.4
Information Technology	28.6	28.6	15.7
Materials	3.7	3.8	3.7
Telecommunication
Services	0.8	0.8	2.8
Utilities	1.7	1.7	3.8

Ten Largest Holdings[5] (% of total net assets)

Microsoft Corp.	systems software	3.8%
International Business
Machines Corp.	computer hardware	2.8
Cisco Systems, Inc.	communications
	equipment	2.2
Hewlett-Packard Co.	computer hardware	2.1
Wal-Mart Stores, Inc.	hypermarkets and
	super centers	2.0
PepsiCo, Inc.	soft drinks	1.9
Philip Morris
International Inc.		1.8
Apple Inc.	computer hardware	1.8
Intel Corp.	semiconductors	1.7
Google Inc.	internet software
	and services	1.6
Top Ten		21.7%

Investment Focus

1  Russell 1000 Growth Index.

2  Dow Jones Wilshire 5000 Index.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  The expense ratios shown are from the prospectus dated January 28, 2008. For the fiscal year ended September 30, 2008, the expense ratios were 0.20% for Institutional Shares and 0.12% for Institutional Plus Shares.

5  The holdings listed exclude any temporary cash investments and equity index products.

Structured Large-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 19, 2006–September 30, 2008

Initial Investment of $200,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2008		Final Value of a
		Since	$200,000,000
	One Year	Inception[1]	Investment
Structured Large-Cap Growth Fund
Institutional Plus Shares	–22.16%	–2.33%	$187,706,046
Dow Jones Wilshire 5000 Index	–21.20	–1.39	192,608,635
Russell 1000 Growth Index	–20.88	–2.01	189,334,974
Average Large-Cap Growth Fund[2]	–22.95	–4.05	178,907,974

			Final Value of a
		Since	$5,000,000
	One Year	Inception[1]	Investment
Structured Large-Cap Growth Fund
Institutional Shares	–22.20%	–15.91%	$4,009,111
Dow Jones Wilshire 5000 Index	–21.20	–16.07	3,999,274
Russell 1000 Growth Index	–20.88	–14.06	4,121,828

1  Performance for the fund and its comparative standards is calculated since the following inception dates: January 19, 2006, for Institutional Plus Shares; June 22, 2007, for Institutional Shares.

2  Derived from data provided by Lipper Inc.

Structured Large-Cap Growth Fund

Fiscal-Year Total Returns (%): January 19, 2006–September 30, 2008

1  The fund commenced operations as a registered investment company on October 3, 2006. The fund’s performance includes the performance of a predecessor trust, Vanguard Fiduciary Trust Company Structured Large-Cap Growth Trust, from January 19, 2006, to October 3, 2006.

Note: See Financial Highlights tables for dividend and capital gains information.

Structured Large-Cap Growth Fund

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (9.4%)
	McDonald’s Corp.	10,764	664
	Target Corp.	6,520	320
	Best Buy Co., Inc.	7,273	273
	NIKE, Inc. Class B	3,728	249
	H & R Block, Inc.	10,900	246
*	AutoZone Inc.	1,750	216
	Comcast Corp. Class A	10,829	213
	Omnicom Group Inc.	5,502	212
	The Gap, Inc.	11,700	208
*	ITT Educational Services, Inc.	2,400	194
	Darden Restaurants Inc.	6,684	191
*	Urban Outfitters, Inc.	6,000	191
*	Big Lots Inc.	6,500	181
	Burger King Holdings Inc.	7,308	179
*	Hanesbrands Inc.	7,600	165
*	Amazon.com, Inc.	2,200	160
*	The Goodyear Tire &
	Rubber Co.	10,300	158
*	DISH Network Corp.	7,286	153
	News Corp., Class A	11,934	143
	The Walt Disney Co.	3,942	121
*	DIRECTV Group, Inc.	4,460	117
	DeVry, Inc.	1,800	89
	TJX Cos., Inc.	2,900	88
	Carnival Corp.	2,485	88
	Lowe’s Cos., Inc.	3,323	79
*	Viacom Inc. Class B	2,659	66
*	GameStop Corp. Class A	1,900	65
	Time Warner, Inc.	3,849	50
	Advance Auto Parts, Inc.	1,200	48
	The McGraw-Hill Cos., Inc.	1,200	38
	Starwood Hotels & Resorts
	Worldwide, Inc.	1,200	34
	Polo Ralph Lauren Corp.	300	20
*	Las Vegas Sands Corp.	130	5
			5,224

Consumer Staples (13.5%)
	Wal-Mart Stores, Inc.	18,257	1,093
	PepsiCo, Inc.	14,611	1,041
	Philip Morris International Inc.	21,369	1,028
	The Procter & Gamble Co.	11,649	812
	The Coca-Cola Co.	14,483	766
	Altria Group, Inc.	18,069	358
	Costco Wholesale Corp.	5,075	330
	Colgate-Palmolive Co.	4,005	302
	Walgreen Co.	9,510	294
	Brown-Forman Corp. Class B	3,100	223
	Herbalife Ltd.	4,800	190
	CVS/Caremark Corp.	5,584	188
	Anheuser-Busch Cos., Inc.	2,789	181
*	NBTY, Inc.	5,800	171
	The Kroger Co.	4,800	132
	Lorillard, Inc.	1,300	92
	H.J. Heinz Co.	1,800	90
*	Dean Foods Co.	3,600	84
	General Mills, Inc.	800	55
	Kimberly-Clark Corp.	679	44
*	Bare Escentuals, Inc.	4,000	43
	Sysco Corp.	1,194	37
			7,554
Energy (10.3%)
	Schlumberger Ltd.	10,700	835
	ExxonMobil Corp.	8,473	658
	Occidental Petroleum Corp.	8,600	606
*	Transocean, Inc.	2,957	325
	Williams Cos., Inc.	12,000	284
	Murphy Oil Corp.	4,300	276
	Hess Corp.	3,300	271
	Noble Corp.	5,652	248
	Halliburton Co.	6,690	217
	ENSCO International, Inc.	3,697	213
*	Plains Exploration &
	Production Co.	4,400	155
*	National Oilwell Varco Inc.	3,048	153
	W&T Offshore, Inc.	5,500	150
*	Whiting Petroleum Corp.	2,100	150

Structured Large-Cap Growth Fund

			Market
			Value•
		Shares	($000)
*	Denbury Resources, Inc.	7,408	141
*	Unit Corp.	2,600	129
	Baker Hughes, Inc.	2,039	123
*	Weatherford International Ltd.	4,700	118
*	Mariner Energy Inc.	5,200	107
*	Southwestern Energy Co.	3,400	104
	EOG Resources, Inc.	1,150	103
*	Pride International, Inc.	3,300	98
	Massey Energy Co.	2,700	96
	Tidewater Inc.	1,300	72
	Chesapeake Energy Corp.	1,700	61
	Noble Energy, Inc.	800	44
			5,737
Financials (4.5%)
	Northern Trust Corp.	4,230	305
	Charles Schwab Corp.	11,615	302
	American Express Co.	6,427	228
	AFLAC Inc.	3,569	210
*	TD Ameritrade Holding Corp.	11,100	180
	Simon Property Group, Inc.
	REIT	1,791	174
*	Nasdaq Stock Market Inc.	4,800	147
	State Street Corp.	1,966	112
	CME Group, Inc.	292	109
	The Goldman Sachs Group, Inc.	816	104
	Taubman Co. REIT	1,700	85
	HCP, Inc. REIT	2,100	84
	Axis Capital Holdings Ltd.	2,400	76
	Camden Property Trust REIT	1,600	73
	Transatlantic Holdings, Inc.	1,200	65
	Hudson City Bancorp, Inc.	3,500	65
	Ventas, Inc. REIT	1,300	64
	Discover Financial Services	4,100	57
	Morgan Stanley	1,700	39
	Franklin Resources Corp.	186	16
			2,495
Health Care (14.3%)
	Abbott Laboratories	13,769	793
	Medtronic, Inc.	10,940	548
	Johnson & Johnson	7,412	514
	Baxter International, Inc.	6,442	423
*	Gilead Sciences, Inc.	9,270	423
*	Express Scripts Inc.	4,578	338
*	Genentech, Inc.	3,755	333
*	St. Jude Medical, Inc.	7,200	313
*	Celgene Corp.	4,900	310
	Bristol-Myers Squibb Co.	14,018	292
*	Medco Health Solutions, Inc.	6,190	279
*	Biogen Idec Inc.	5,031	253
	McKesson Corp.	4,240	228
*	Cephalon, Inc.	2,938	228
	Quest Diagnostics, Inc.	4,400	227
	Merck & Co., Inc.	7,103	224
	Schering-Plough Corp.	11,832	219
*	DaVita, Inc.	3,600	205
*	Watson Pharmaceuticals, Inc.	7,000	199

*	Warner Chilcott Ltd.	12,600	191
*	Invitrogen Corp.	4,800	181
	AmerisourceBergen Corp.	4,730	178
*	Boston Scientific Corp.	14,200	174
	Becton, Dickinson & Co.	1,941	156
	Aetna Inc.	4,217	152
*	Thermo Fisher Scientific, Inc.	2,400	132
	Stryker Corp.	1,927	120
	Eli Lilly & Co.	2,200	97
	UnitedHealth Group Inc.	2,049	52
*	Intuitive Surgical, Inc.	200	48
*	Charles River Laboratories, Inc.	800	44
*	WellCare Health Plans Inc.	1,100	40
	Perrigo Co.	700	27
*	Genzyme Corp.	200	16
*	Fresenius Kabi
	Pharmaceuticals
	Holding, Inc.	1,300	1
			7,958
Industrials (12.9%)
	Caterpillar, Inc.	6,825	407
	Lockheed Martin Corp.	3,704	406
	3M Co.	5,826	398
	Union Pacific Corp.	5,366	382
	CSX Corp.	6,435	351
	The Boeing Co.	6,104	350
	United Parcel Service, Inc.	5,547	349
	Honeywell International Inc.	7,780	323
	L-3 Communications
	Holdings, Inc.	2,700	265
	United Technologies Corp.	4,282	257
	Emerson Electric Co.	5,946	243
	Burlington Northern
	Santa Fe Corp.	2,600	240
	Tyco International, Ltd.	6,800	238
	Cummins Inc.	4,870	213
	Waste Management, Inc.	6,658	210
	Fluor Corp.	3,700	206
	The Brink’s Co.	3,200	195
	The Timken Co.	6,000	170
	Norfolk Southern Corp.	2,400	159
*	AGCO Corp.	3,700	158
	Textron, Inc.	5,278	155
	Parker Hannifin Corp.	2,900	154
	Deere & Co.	3,100	153
	SPX Corp.	1,900	146
	Raytheon Co.	2,504	134
	GATX Corp.	3,216	127
	The Manitowoc Co., Inc.	7,412	115
*	First Solar, Inc.	600	113
	Precision Castparts Corp.	1,277	101
	Dover Corp.	2,000	81
*	Kirby Corp.	2,100	80
	Northrop Grumman Corp.	1,200	73
	Danaher Corp.	800	56
	Ingersoll-Rand Co.	1,700	53

Structured Large-Cap Growth Fund

			Market
			Value•
		Shares	($000)
	Manpower Inc.	850	37
*	Hertz Global Holdings Inc.	4,800	36
	Equifax, Inc.	952	33
	Cooper Industries, Inc. Class A	700	28
	Goodrich Corp.	500	21
	Ryder System, Inc.	200	12
			7,228
Information Technology (28.5%)
	Communications Equipment (4.2%)
*	Cisco Systems, Inc.	53,550	1,208
	QUALCOMM Inc.	15,503	666
	Corning, Inc.	18,107	283
*	Juniper Networks, Inc.	9,300	196

	Computers & Peripherals (8.2%)
	International Business
	Machines Corp.	13,607	1,591
	Hewlett-Packard Co.	24,777	1,146
*	Apple Inc.	8,712	990
*	Dell Inc.	16,481	272
*	EMC Corp.	17,194	206
	Seagate Technology	12,700	154
*	Western Digital Corp.	7,200	153
*	Lexmark International, Inc.	2,400	78
	Diebold, Inc.	500	17

	Electronic Equipment, Instruments
	& Components (0.1%)
*	Arrow Electronics, Inc.	1,252	33

	Internet Software & Services (2.5%)
*	Google Inc.	2,175	871
*	eBay Inc.	7,656	171
*	Yahoo! Inc.	9,857	171
*	Sohu.com Inc.	2,700	150
*	WebMD Health Corp. Class A	800	24

	IT Services (2.8%)
	Western Union Co.	13,759	339
	Accenture Ltd.	7,335	279
	Visa Inc.	4,300	264
	Automatic Data
	Processing, Inc.	5,900	252
	MasterCard, Inc. Class A	1,125	200
*	Metavante Technologies	8,500	164
*	Genpact, Ltd.	8,100	84

	Semiconductors & Semiconductor
	Equipment (4.0%)
	Intel Corp.	50,120	939
	Texas Instruments, Inc.	13,761	296
	Analog Devices, Inc.	7,200	190
	National Semiconductor Corp.	10,902	188
*	Marvell Technology Group Ltd.	16,700	155
*	NVIDIA Corp.	13,100	140
	Applied Materials, Inc.	8,999	136

*	Integrated Device
	Technology Inc.	9,500	74
*	LSI Corp.	9,900	53
*	MEMC Electronic
	Materials, Inc.	1,291	36

	Software (6.7%)
	Microsoft Corp.	78,785	2,103
*	Oracle Corp.	38,696	786
*	BMC Software, Inc.	7,010	200
*	Adobe Systems, Inc.	4,783	189
*	Symantec Corp.	9,000	176
*	salesforce.com, inc.	3,600	174
*	Activision Blizzard, Inc.	9,000	139
			15,936
Materials (3.7%)
	Monsanto Co.	5,727	567
	United States Steel Corp.	2,500	194
	Alcoa Inc.	8,100	183
	CF Industries Holdings, Inc.	1,900	174
	Celanese Corp. Series A	6,070	169
	Praxair, Inc.	2,170	156
	The Mosaic Co.	2,100	143
*	Owens-Illinois, Inc.	4,600	135
	AK Steel Holding Corp.	4,600	119
	Terra Industries, Inc.	3,100	91
*	Intrepid Potash, Inc.	2,100	62
	Steel Dynamics, Inc.	2,226	38
	Nucor Corp.	700	28
	Southern Peru Copper Corp.
	(U.S. Shares)	408	8
			2,067
Telecommunication Services (0.8%)
*	American Tower Corp. Class A	5,600	201
*	Crown Castle International Corp.	3,200	93
	Embarq Corp.	2,200	89
	Telephone & Data Systems, Inc.	1,200	43
	Windstream Corp.	500	6
			432
Utilities (1.6%)
*	AES Corp.	20,100	235
	CenterPoint Energy Inc.	13,900	203
	Sierra Pacific Resources	18,500	177
	Exelon Corp.	2,172	136
*	Mirant Corp.	6,300	115
	Energen Corp.	1,200	54
			920
Total Common Stocks
(Cost $59,334)			55,551

Structured Large-Cap Growth Fund

			Market
			Value•
		Shares	($000)
	Temporary Cash Investments (0.5%)[1]
	Money Market Fund (0.3%)
2	Vanguard Market
	Liquidity Fund, 2.296%	170,670	171

		Face
		Amount
		($000)
	U.S. Government Agency Obligation (0.2%)
[3,4]	Federal Home Loan Bank,
	2.432%, 10/15/08	100	100
	Total Temporary Cash Investments
	(Cost $270)		271
	Total Investments (100.0%)
	(Cost $59,604)		55,822
	Other Assets and Liabilities (0.0%)
	Other Assets		88
	Liabilities		(62)
			26
	Net Assets (100%)		55,848

At September 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	62,956
Undistributed Net Investment Income	522
Accumulated Net Realized Losses	(3,824)
Unrealized Appreciation (Depreciation)
Investment Securities	(3,782)
Futures Contracts	(24)
Net Assets	55,848

Institutional Shares—Net Assets
Applicable to 459,056 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,386
Net Asset Value Per Share—
Institutional Shares	$22.63

Institutional Plus Shares—Net Assets
Applicable to 1,008,669 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	45,462
Net Asset Value Per Share—
Institutional Plus Shares	$45.07

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.

2  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

4  Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Growth Fund

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Dividends	784
Interest[1]	5
Security Lending	1
Total Income	790
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative—Institutional Shares	9
Management and Administrative—Institutional Plus Shares	25
Marketing and Distribution—Institutional Shares	3
Marketing and Distribution—Institutional Plus Shares	10
Custodian Fees	11
Auditing Fees	22
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—Institutional Plus Shares	1
Total Expenses	81
Net Investment Income	709
Realized Net Gain (Loss)
Investment Securities Sold	(3,603)
Futures Contracts	(49)
Realized Net Gain (Loss)	(3,652)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(12,359)
Futures Contracts	(24)
Change in Unrealized Appreciation (Depreciation)	(12,383)
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,326)

1  Interest income from an affiliated company of the fund was $5,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Growth Fund

Statement of Changes in Net Assets

		October 3,
	Year Ended	2006[1] to
	September 30,	September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	709	592
Realized Net Gain (Loss)	(3,652)	1,163
Change in Unrealized Appreciation (Depreciation)	(12,383)	8,104
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,326)	9,859
Distributions
Net Investment Income
Institutional Shares	(80)	—
Institutional Plus Shares	(553)	(146)
Realized Capital Gain[2]
Institutional Shares	(169)	—
Institutional Plus Shares	(1,114)	(52)
Total Distributions	(1,916)	(198)
Capital Share Transactions
Institutional Shares	4,149	8,608
Institutional Plus Shares	1,667	49,005
Net Increase (Decrease) from Capital Share Transactions	5,816	57,613
Total Increase (Decrease)	(11,426)	67,274
Net Assets
Beginning of Period	67,274	—
End of Period[3]	55,848	67,274

1  Commencement of operations as a registered investment company.

2  Includes fiscal 2008 and 2007 short-term gain distributions totaling $540,000 and $52,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3  Net Assets—End of Period includes undistributed net investment income of $522,000 and $446,000. See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Growth Fund

Financial Highlights

Institutional Shares
	Year	June 22,
	Ended	2007[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2008	2007
Net Asset Value, Beginning of Period	$29.93	$29.04
Investment Operations
Net Investment Income	.283	.050
Net Realized and Unrealized Gain (Loss) on Investments	(6.742)	.840
Total from Investment Operations	(6.459)	.890
Distributions
Dividends from Net Investment Income	(.270)	—
Distributions from Realized Capital Gains	(.571)	—
Total Distributions	(.841)	—
Net Asset Value, End of Period	$22.63	$29.93

Total Return	–22.20%	3.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10	$9
Ratio of Total Expenses to Average Net Assets	0.20%	0.25%[2]
Ratio of Net Investment Income to Average Net Assets	1.07%	0.84%[2]
Portfolio Turnover Rate	70%	56%

1  Inception.

2  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Growth Fund

Institutional Plus Shares
	Year	Oct. 3,
	Ended	2006[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2008	2007
Net Asset Value, Beginning of Period	$59.60	$50.00
Investment Operations
Net Investment Income	.591	.547
Net Realized and Unrealized Gain (Loss) on Investments	(13.420)	9.256
Total from Investment Operations	(12.829)	9.803
Distributions
Dividends from Net Investment Income	(.564)	(.150)
Distributions from Realized Capital Gains	(1.137)	(.053)
Total Distributions	(1.701)	(.203)
Net Asset Value, End of Period	$45.07	$59.60

Total Return	–22.16%	19.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$45	$58
Ratio of Total Expenses to Average Net Assets	0.12%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	1.15%	0.94%[2]
Portfolio Turnover Rate	70%	56%

1  Commencement of operations as a registered investment company.

2  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Growth Fund

Notes to Financial Statements

Vanguard Structured Large-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares are available to investors who invest a minimum amount of $5 million. Institutional Plus Shares are available to investors who invest a minimum amount of $200 million ($100 million for investors with total Vanguard investments of at least $1 billion).

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2007–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

Structured Large-Cap Growth Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2008, the fund had contributed capital of $6,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2008, the fund had $554,000 of ordinary income available for distribution. Tax-basis capital gains required to be distributed in December 2007 included net gains realized through October 31, 2007. Subsequently, the fund realized capital losses of $3,839,000, which are available to offset future net capital gains.

At September 30, 2008, the cost of investment securities for tax purposes was $59,613,000. Net unrealized depreciation of investment securities for tax purposes was $3,791,000, consisting of unrealized gains of $3,755,000 on securities that had risen in value since their purchase and $7,546,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2008, the aggregate settlement value of open futures contracts expiring in December 2008 and the related unrealized appreciation (depreciation) were:

($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
E-mini S&P 500 Index	5	292	(24)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Structured Large-Cap Growth Fund

D. During the year ended September 30, 2008, the fund purchased $48,194,000 of investment securities and sold $43,817,000 of investment securities, other than temporary cash investments.

E. Pursuant to a plan of reorganization approved by the trustee of Vanguard Fiduciary Trust Company Structured Large-Cap Growth Trust (the “trust”) on July 18, 2006, the trust purchased shares of the fund through a nontaxable in-kind transfer of all of the trust’s investment securities on October 3, 2006, resulting in the issuance of 976,000 fund shares at a net asset value per share of $50.00. The trust’s net assets transferred to the fund were $48,807,000, including net unrealized appreciation of $473,000. On October 4, 2006, the trust liquidated by distributing to unitholders shares of the fund equal to the value of the unitholders’ investments in the trust

F. Capital share transactions for each class of shares were:

	Year Ended		October 3, 2006[1] to
	September 30, 2008		September 30, 2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	5,000	194	8,608	296
Issued in Lieu of Cash Distributions	249	9	—	—
Redeemed	(1,100)	(40)	—	—
Net Increase (Decrease)—Institutional Shares	4,149	163	8,608	296
Institutional Plus Shares
Issued	—	—	48,807[2]	976[2]
Issued in Lieu of Cash Distributions	1,667	29	198	4
Redeemed	—	—	—	—
Net Increase (Decrease)—Institutional Plus Shares	1,667	29	49,005	980

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

1  Commencement of operations as a registered investment company.

2  Includes shares converted from the net assets of Vanguard Fiduciary Trust Company Structured Large-Cap Growth Trust.

Structured Large-Cap Growth Fund

The following table summarizes the fund’s investments as of September 30, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	55,722	(24)
Level 2—Other significant observable inputs	100	—
Level 3—Significant unobservable inputs	—	—
Total	55,822	(24)

Structured Large-Cap Value Fund

Fund Profile

As of September 30, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	233	662	4,679
Median Market Cap	$40.7B	$38.7B	$29.6B
Price/Earnings Ratio	13.0x	14.0x	15.5x
Price/Book Ratio	1.7x	1.7x	2.2x
Yield—Institutional
Plus Shares[3]	3.0%	3.2%	2.3%
Return on Equity	18.7%	18.3%	20.0%
Earnings Growth Rate	13.8%	13.8%	17.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	104%	—	—
Expense Ratio
(9/30/2007)[4]		—	—
Institutional
Plus Shares	0.15%
Short-Term Reserves[5]	–0.5%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	8.7%	8.8%	9.2%
Consumer Staples	8.9	8.9	10.5
Energy	15.7	15.6	12.6
Financials	27.4	27.6	17.3
Health Care	11.8	11.8	13.0
Industrials	9.7	9.5	11.4
Information Technology	3.1	2.9	15.7
Materials	3.6	3.7	3.7
Telecommunication
Services	5.2	5.2	2.8
Utilities	5.9	6.0	3.8

Ten Largest Holdings[6] (% of total net assets)

ExxonMobil Corp.	integrated oil
	and gas	5.9%
General Electric Co.	industrial
	conglomerate	4.3
Chevron Corp.	integrated oil
	and gas	3.0
JPMorgan Chase & Co.	other diversified
	financial services	2.9
AT&T Inc.	integrated
	telecommunication
	services	2.8
Bank of America Corp.	diversified
	financial services	2.6
Johnson & Johnson	pharmaceuticals	2.6
The Procter & Gamble Co.	household products	2.4
Pfizer Inc.	pharmaceuticals	2.3
Wells Fargo & Co.	diversified banks	2.2
Top Ten		31.0%

Investment Focus

1  Russell 1000 Value Index.

2  Dow Jones Wilshire 5000 Index.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  The expense ratio shown is from the prospectus dated January 28, 2008. For the fiscal year ended September 30, 2008, the expense ratio was 0.12%.

5  The fund invested a portion of its cash reserves in equity markets through the use of index futures contracts. After the effect of the futures investments, the fund’s temporary cash position was negative.

6  The holdings listed exclude any temporary cash investments and equity index products.

Structured Large-Cap Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 15, 2005–September 30, 2008

Initial Investment of $200,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2008		Final Value of a
		Since	$200,000,000
	One Year	Inception[1]	Investment
Structured Large-Cap Value Fund
Institutional Plus Shares	–24.47%	–1.27%	$192,971,882
Dow Jones Wilshire 5000 Index	–21.20	–0.70	196,129,504
Russell 1000 Value Index	–23.56	–0.79	195,595,515
Average Large-Cap Value Fund[2]	–23.80	–1.80	190,110,684

1  Performance for the fund and its comparative standards is calculated since the fund’s inception: December 15, 2005.

2  Derived from data provided by Lipper Inc.

Structured Large-Cap Value Fund

Fiscal-Year Total Returns (%): December 15, 2005–September 30, 2008

1  The fund commenced operations as a registered investment company on January 18, 2007. The fund’s performance includes the performance of a predecessor trust, Vanguard Fiduciary Trust Company Structured Large-Cap Growth Trust, from December 15, 2005, to January 18, 2007.

Note: See Financial Highlights tables for dividend and capital gains information.

Structured Large-Cap Value Fund

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.9%)[1]
Consumer Discretionary (8.6%)
	The Walt Disney Co.	18,890	580
	Time Warner, Inc.	36,520	479
	Comcast Corp. Class A	23,275	457
	Home Depot, Inc.	16,300	422
	Lowe’s Cos., Inc.	13,100	310
	The Gap, Inc.	13,000	231
	News Corp., Class A	19,210	230
	Lennar Corp. Class A	14,900	226
	RadioShack Corp.	12,100	209
	The Stanley Works	5,000	209
*	NVR, Inc.	350	200
*	TRW Automotive
	Holdings Corp.	11,400	181
	Limited Brands, Inc.	10,300	179
	Barnes & Noble, Inc.	5,800	151
	Omnicom Group Inc.	3,700	143
	Autoliv, Inc.	4,200	142
	McDonald’s Corp.	2,104	130
*	Toll Brothers, Inc.	5,000	126
	Warner Music Group Corp.	13,900	106
	Royal Caribbean Cruises, Ltd.	4,400	91
	Carnival Corp.	2,000	71
	International Speedway Corp.	900	35
*	Liberty Global, Inc. Class A	1,100	33
*	The Goodyear Tire &
	Rubber Co.	1,000	15
	CBS Corp.	950	14
	Pulte Homes, Inc.	500	7
			4,977
Consumer Staples (8.8%)
	The Procter & Gamble Co.	20,090	1,400
	Kraft Foods Inc.	14,076	461
	Wal-Mart Stores, Inc.	5,300	317
	The Coca-Cola Co.	5,990	317
*	Dr. Pepper Snapple Group, Inc.	10,200	270
	Bunge Ltd.	3,800	240
	Molson Coors Brewing Co.
	Class B	5,000	234

*	Constellation Brands, Inc.
	Class A	10,700	230
	The Kroger Co.	7,900	217
	Anheuser-Busch Cos., Inc.	3,090	200
	Altria Group, Inc.	8,630	171
	CVS/Caremark Corp.	4,800	162
	ConAgra Foods, Inc.	6,700	130
	The Pepsi Bottling Group, Inc.	4,300	125
	SuperValu Inc.	5,000	109
	Reynolds American Inc.	2,140	104
	Kimberly-Clark Corp.	1,570	102
	Archer-Daniels-Midland Co.	4,300	94
	Alberto-Culver Co.	2,900	79
	Del Monte Foods Co.	4,100	32
	Corn Products
	International, Inc.	800	26
	J.M. Smucker Co.	500	25
	General Mills, Inc.	300	21
	PepsiCo, Inc.	100	7
			5,073
Energy (15.5%)
	ExxonMobil Corp.	43,810	3,402
	Chevron Corp.	21,390	1,764
	ConocoPhillips Co.	16,274	1,192
	Devon Energy Corp.	5,000	456
	Apache Corp.	3,900	407
	Pioneer Natural Resources Co.	4,700	246
	Marathon Oil Corp.	5,600	223
	Anadarko Petroleum Corp.	3,650	177
	XTO Energy, Inc.	3,700	172
*	Newfield Exploration Co.	4,600	147
*	Forest Oil Corp.	2,800	139
	Cimarex Energy Co.	2,500	122
	Valero Energy Corp.	3,800	115
	Chesapeake Energy Corp.	3,000	108
*	Unit Corp.	1,900	95
*	Plains Exploration &
	Production Co.	1,800	63
	Occidental Petroleum Corp.	720	51
	EOG Resources, Inc.	500	45

Structured Large-Cap Value Fund

			Market
			Value•
		Shares	($000)
	Noble Energy, Inc.	400	22
	ENSCO International, Inc.	300	17
*	Encore Acquisition Co.	400	17
			8,980
Financials (27.3%)
	JPMorgan Chase & Co.	35,680	1,666
	Bank of America Corp.	43,639	1,527
	Wells Fargo & Co.	34,600	1,299
	Citigroup, Inc.	55,390	1,136
	U.S. Bancorp	19,270	694
	The Chubb Corp.	7,500	412
	BB&T Corp.	10,350	391
	The Goldman Sachs
	Group, Inc.	3,025	387
	Bank of New York
	Mellon Corp.	10,843	353
	Merrill Lynch & Co., Inc.	13,900	352
	The Travelers Cos., Inc.	7,500	339
	PNC Financial Services Group	4,400	329
	Progressive Corp. of Ohio	18,000	313
	Morgan Stanley	12,790	294
	Unum Group	11,300	284
	Discover Financial Services	17,945	248
	Ameriprise Financial, Inc.	6,400	244
	RenaissanceRe Holdings Ltd.	4,700	244
	Invesco, Ltd.	11,400	239
	State Street Corp.	4,200	239
	Axis Capital Holdings Ltd.	7,000	222
	Prudential Financial, Inc.	3,050	220
	Bank of Hawaii Corp.	3,830	205
	Northern Trust Corp.	2,800	202
	MetLife, Inc.	3,591	201
	American Financial Group, Inc.	6,800	201
	The Allstate Corp.	4,150	191
	Equity Residential REIT	4,280	190
	SunTrust Banks, Inc.	3,960	178
	ProLogis REIT	4,200	173
	HCP, Inc. REIT	4,100	165
	The Hartford Financial
	Services Group Inc.	3,900	160
	MBIA, Inc.	13,200	157
	Popular, Inc.	18,100	150
	Plum Creek Timber Co. Inc.
	REIT	2,600	130
	Annaly Mortgage
	Management Inc. REIT	8,400	113
	PartnerRe Ltd.	1,600	109
	UDR, Inc. REIT	4,100	107
	Nationwide Health
	Properties, Inc. REIT	2,900	104
*	Arch Capital Group Ltd.	1,400	102
	Sovereign Bancorp, Inc.	25,800	102
	Host Hotels & Resorts Inc.
	REIT	7,500	100
	Loews Corp.	2,400	95
	Apartment Investment &

	Management Co.
	Class A REIT	2,698	94
	Mack-Cali Realty Corp. REIT	2,600	88
	Wachovia Corp.	24,340	85
	Cullen/Frost Bankers, Inc.	1,400	84
*	The St. Joe Co.	2,000	78
	Camden Property Trust REIT	1,700	78
	Hospitality Properties
	Trust REIT	3,700	76
	American International
	Group, Inc.	22,240	74
	Douglas Emmett, Inc. REIT	3,200	74
	New York Community
	Bancorp, Inc.	4,300	72
	Developers Diversified
	Realty Corp. REIT	2,200	70
	Vornado Realty Trust REIT	700	64
*	Nasdaq Stock Market Inc.	1,900	58
	Public Storage, Inc. REIT	500	50
	Boston Properties, Inc. REIT	500	47
	Hudson City Bancorp, Inc.	2,100	39
	Capital One Financial Corp.	440	22
	OneBeacon Insurance
	Group Ltd.	900	19
	Fannie Mae	8,327	13
	Kimco Realty Corp. REIT	312	12
	Assurant, Inc.	200	11
	CapitalSource Inc. REIT	800	10
	Franklin Resources Corp.	100	9
	CME Group, Inc.	20	7
	Avalonbay Communities, Inc.
	REIT	50	5
			15,806
Health Care (11.7%)
	Johnson & Johnson	21,390	1,482
	Pfizer Inc.	71,120	1,312
*	Amgen, Inc.	12,000	711
	Wyeth	12,750	471
	Merck & Co., Inc.	13,380	422
	Eli Lilly & Co.	8,730	384
	Covidien Ltd.	7,075	380
	Omnicare, Inc.	7,200	207
*	DaVita, Inc.	3,600	205
*	Thermo Fisher Scientific, Inc.	3,700	204
	Universal Health Services
	Class B	3,300	185
*	LifePoint Hospitals, Inc.	5,500	177
*	WellPoint Inc.	3,490	163
*	Forest Laboratories, Inc.	5,600	158
	UnitedHealth Group Inc.	5,400	137
	Aetna Inc.	3,500	127
	CIGNA Corp.	700	24
	AmerisourceBergen Corp.	300	11
			6,760

Structured Large-Cap Value Fund

			Market
			Value•
		Shares	($000)
Industrials (9.5%)
	General Electric Co.	96,950	2,472
	Norfolk Southern Corp.	4,900	324
	General Dynamics Corp.	3,480	256
	Waste Management, Inc.	7,400	233
	Northrop Grumman Corp.	3,650	221
	United Technologies Corp.	3,500	210
	FedEx Corp.	2,600	206
	Ryder System, Inc.	3,200	198
	Raytheon Co.	3,600	193
	Trinity Industries, Inc.	6,800	175
*	AGCO Corp.	4,000	170
	Cooper Industries, Inc. Class A	4,100	164
	Illinois Tool Works, Inc.	3,300	147
	The Timken Co.	3,400	96
*	Allied Waste Industries, Inc.	7,916	88
	The Dun & Bradstreet Corp.	800	75
	L-3 Communications
	Holdings, Inc.	700	69
	Ingersoll-Rand Co.	2,200	69
*	Gardner Denver Inc.	1,800	63
	Tyco International, Ltd.	1,125	39
*	Terex Corp.	1,200	37
*	United Rentals, Inc.	743	11
	Hubbell Inc. Class B	300	11
			5,527
Information Technology (2.9%)
*	Symantec Corp.	18,600	364
	Tyco Electronics Ltd.	11,575	320
*	Integrated Device
	Technology Inc.	19,200	149
	Intel Corp.	7,700	144
	CA, Inc.	6,700	134
	Seagate Technology	11,000	133
*	Lexmark International, Inc.	3,600	117
	Motorola, Inc.	14,680	105
	Diebold, Inc.	2,100	70
	International Business
	Machines Corp.	560	66
*	Western Digital Corp.	1,900	41
*	EMC Corp.	1,500	18
*	LSI Corp.	1,900	10
*	NCR Corp.	400	9
			1,680
Materials (3.6%)
	E.I. du Pont de
	Nemours & Co.	7,600	306
	Dow Chemical Co.	8,110	258
	Eastman Chemical Co.	4,100	226
*	Owens-Illinois, Inc.	7,500	221
	Reliance Steel &
	Aluminum Co.	4,800	182
	Freeport-McMoRan
	Copper & Gold, Inc. Class B	2,900	165
	United States Steel Corp.	2,100	163
	Celanese Corp. Series A	5,338	149

Nucor Corp.	3,500	138
Schnitzer Steel
Industries, Inc. Class A	2,800	110
Alcoa Inc.	4,220	95
The Mosaic Co.	500	34
International Paper Co.	1,200	31
		2,078
Telecommunication Services (5.1%)
AT&T Inc.	57,213	1,597
Verizon
Communications Inc.	30,440	977
Qwest Communications
International Inc.	45,100	146
Embarq Corp.	3,000	122
Sprint Nextel Corp.	19,420	118
Windstream Corp.	800	9
		2,969
Utilities (5.9%)
American Electric
Power Co., Inc.	9,100	338
Edison International	8,100	323
Sempra Energy	6,100	308
Consolidated Edison Inc.	7,100	305
Duke Energy Corp.	16,304	284
Dominion Resources, Inc.	6,268	268
Southern Co.	6,439	243
Alliant Energy Corp.	5,600	180
FPL Group, Inc.	3,200	161
Exelon Corp.	2,400	150
Ameren Corp.	3,700	144
Sierra Pacific Resources	15,000	144
Progress Energy, Inc.	2,800	121
Questar Corp.	2,900	119
MDU Resources Group, Inc.	3,600	104
Xcel Energy, Inc.	3,500	70
Entergy Corp.	700	62
Pepco Holdings, Inc.	1,558	36
FirstEnergy Corp.	400	27
* Reliant Energy, Inc.	2,300	17
		3,404
Total Common Stocks
(Cost $64,728)		57,254

Structured Large-Cap Value Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.6%)[1]
Money Market Fund (0.2%)
2 Vanguard Market
Liquidity Fund, 2.296%	108,172	108

	Face
	Amount
	($000)
U.S. Government Agency Obligation (0.4%)
[3,4] Federal Home Loan Bank,
2.432%, 10/15/08	200	200
Total Temporary Cash Investments
(Cost $308)		308
Total Investments (99.5%)
(Cost $65,036)		57,562
Other Assets and Liabilities (0.5%)
Other Assets		355
Liabilities		(44)
		311
Net Assets (100%)
Applicable to 1,315,240 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		57,873
Net Asset Value Per Share		$44.00

At September 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	68,565
Undistributed Net Investment Income	1,429
Accumulated Net Realized Losses	(4,641)
Unrealized Appreciation (Depreciation)
Investment Securities	(7,474)
Futures Contracts	(6)
Net Assets	57,873

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and –0.4%, respectively, of net assets.

2  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

4  Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Value Fund

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Dividends	1,965
Interest[1]	18
Total Income	1,983
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	48
Custodian Fees	15
Auditing Fees	22
Shareholders’ Reports	1
Total Expenses	86
Net Investment Income	1,897
Realized Net Gain (Loss)
Investment Securities Sold	(4,227)
Futures Contracts	(107)
Realized Net Gain (Loss)	(4,334)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(17,276)
Futures Contracts	(7)
Change in Unrealized Appreciation (Depreciation)	(17,283)
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,720)

1  Interest income from an affiliated company of the fund was $4,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Value Fund

Statement of Changes in Net Assets

		January 18,
	Year Ended	2007[1] to
	September 30,	September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,897	1,263
Realized Net Gain (Loss)	(4,334)	4,724
Change in Unrealized Appreciation (Depreciation)	(17,283)	(1,054)
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,720)	4,933
Distributions
Net Investment Income	(1,731)	—
Realized Capital Gain[2]	(5,031)	—
Total Distributions	(6,762)	—

Capital Share Transactions
Issued	4,000	78,660[3]
Issued in Lieu of Cash Distributions	6,762	—
Redeemed	(5,000)	(5,000)
Net Increase (Decrease) from Capital Share Transactions	5,762	73,660
Total Increase (Decrease)	(20,720)	78,593
Net Assets
Beginning of Period	78,593	—
End of Period[4]	57,873	78,593

1  Commencement of operations as a registered investment company.

2  Includes fiscal 2008 short-term gain distributions totaling $1,651,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3  Includes shares converted from the net assets of Vanguard Fiduciary Trust Company Structured Large-Cap Value Trust.

4  Net Assets—End of Period includes undistributed net investment income of $1,429,000 and $1,263,000. See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Value Fund

Financial Highlights

Institutional Plus Shares
	Year	Jan. 18,
	Ended	2007[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2008	2007
Net Asset Value, Beginning of Period	$63.87	$60.09
Investment Operations
Net Investment Income	1.426	1.030
Net Realized and Unrealized Gain (Loss) on Investments	(15.946)	2.750
Total from Investment Operations	(14.520)	3.780
Distributions
Dividends from Net Investment Income	(1.370)	—
Distributions from Realized Capital Gains	(3.980)	—
Total Distributions	(5.350)	—
Net Asset Value, End of Period	$44.00	$63.87

Total Return	–24.47%	6.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$58	$79
Ratio of Total Expenses to Average Net Assets	0.12%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	2.63%	2.29%[2]
Portfolio Turnover Rate	104%	48%

1  Commencement of operations as a registered investment company.

2  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Value Fund

Notes to Financial Statements

Vanguard Structured Large-Cap Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares are available to investors who invest a minimum amount of $5 million. Institutional Plus Shares are available to investors who invest a minimum amount of $200 million ($100 million for investors with total Vanguard investments of at least $1 billion). The fund has not issued any Institutional Shares through September 30, 2008.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2007–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Structured Large-Cap Value Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2008, the fund had contributed capital of $6,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2008, the fund had $1,465,000 of ordinary income available for distribution. Tax-basis capital gains required to be distributed in December 2007 included net gains realized through October 31, 2007. Subsequently, the fund realized capital losses of $4,504,000, which are available to offset future net capital gains.

At September 30, 2008, the cost of investment securities for tax purposes was $65,180,000. Net unrealized depreciation of investment securities for tax purposes was $7,618,000, consisting of unrealized gains of $4,494,000 on securities that had risen in value since their purchase and $12,112,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2008, the aggregate settlement value of open futures contracts expiring in December 2008 and the related unrealized appreciation (depreciation) were:

($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
E-mini S&P 500 Index	10	585	(6)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as a realized gain (loss) for tax purposes.

D. During the year ended September 30, 2008, the fund purchased $75,085,000 of investment securities and sold $74,449,000 of investment securities, other than temporary cash investments.

E. Pursuant to a plan of reorganization approved by the trustee of Vanguard Fiduciary Trust Company Structured Large-Cap Value Trust (the “trust”) on October 20, 2006, the trust purchased shares of the fund through a nontaxable in-kind transfer of all of the trust’s investment securities on January 18, 2007, resulting in the issuance of 1,309,000 fund shares at a net asset value per share of $60.09. The trust’s net assets transferred to the fund were $78,660,000, including net unrealized appreciation of $10,857,000. On January 19, 2007, the trust liquidated by distributing to unitholders shares of the fund equal to the value of the unitholders’ investments in the trust.

Structured Large-Cap Value Fund

F. Capital shares issued and redeemed were:

	Year Ended	January 18, 2007[1] to
	September 30, 2008	September 30, 2007
	Shares	Shares
	(000)	(000)
Issued	73	1,309
Issued in Lieu of Cash Distributions	122	—
Redeemed	(110)	(78)
Net Increase (Decrease) in Shares Outstanding	85	1,231

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	57,362	(6)
Level 2—Other significant observable inputs	200	—
Level 3—Significant unobservable inputs	—	—
Total	57,562	(6)

1  Commencement of operations as a registered investment company.

Structured Broad Market Fund

Fund Profile

As of September 30, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	435	2,959	4,679
Median Market Cap	$29.9B	$29.5B	$29.6B
Price/Earnings Ratio	13.4x	15.4x	15.5x
Price/Book Ratio	2.2x	2.2x	2.2x
Yield[3]		2.3%	2.3%
Institutional Shares	2.1%
Institutional
Plus Shares	2.1%
Return on Equity	20.3%	20.2%	20.0%
Earnings Growth Rate	18.7%	17.8%	17.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	70%	—	—
Expense Ratio
(9/30/2007)[4]		—	—
Institutional Shares	0.25%
Institutional
Plus Shares	0.15%
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	9.3%	9.4%	9.2%
Consumer Staples	10.6	10.7	10.5
Energy	12.4	12.4	12.6
Financials	16.5	16.4	17.3
Health Care	13.2	13.1	13.0
Industrials	11.6	11.7	11.4
Information Technology	16.0	15.9	15.7
Materials	3.7	3.8	3.7
Telecommunication
Services	2.9	2.8	2.8
Utilities	3.8	3.8	3.8

Ten Largest Holdings[5] (% of total net assets)

ExxonMobil Corp.	integrated oil
	and gas	3.1%
General Electric Co.	industrial
	conglomerate	1.9
The Procter & Gamble Co.	household products	1.8
Johnson & Johnson	pharmaceuticals	1.6
Microsoft Corp.	systems software	1.6
Chevron Corp.	integrated oil
	and gas	1.5
AT&T Inc.	integrated
	telecommunication
	services	1.4
International Business
Machines Corp.	computer hardware	1.4
JPMorgan Chase & Co.	other diversified
	financial services	1.2
Wal-Mart Stores, Inc.	hypermarkets and
	super centers	1.2
Top Ten		16.7%

Investment Focus

1  Russell 3000 Index.

2  Dow Jones Wilshire 5000 Index.

3  30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4  The expense ratios shown are from the prospectus dated January 28, 2008. For the fiscal year ended September 30, 2008, the expense ratios were 0.20% for Institutional Shares and 0.12% for Institutional Plus Shares.

5  The holdings listed exclude any temporary cash investments and equity index products.

Structured Broad Market Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: May 3, 2004–September 30, 2008

Initial Investment of $200,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2008		Final Value of a
		Since	$200,000,000
	One Year	Inception[1]	Investment
Structured Broad Market Fund
Institutional Plus Shares	–22.91%	3.20%	$229,778,302
Dow Jones Wilshire 5000 Index	–21.20	3.77	235,448,889
Russell 3000 Index	–21.52	3.45	232,230,879
Average Multi-Cap Core Fund[2]	–22.79	2.70	224,951,164

			Final Value of a
		Since	$5,000,000
	One Year	Inception[1]	Investment
Structured Broad Market Fund
Institutional Shares	–22.95%	–9.23%	$4,186,933
Dow Jones Wilshire 5000 Index	–21.20	–7.35	4,347,136
Russell 3000 Index	–21.52	–7.67	4,319,202

1  Performance for the fund and its comparative standards is calculated since the following inception dates: May 3, 2004, for Institutional Plus Shares; November 30, 2006, for Institutional Shares.

2  Derived from data provided by Lipper Inc.

Structured Broad Market Fund

Fiscal-Year Total Returns (%): May 3, 2004–September 30, 2008

1  The fund commenced operations as a registered investment company on October 3, 2006. The fund’s performance includes the performance of a predecessor trust, Vanguard Fiduciary Trust Company Structured Large-Cap Growth Trust, from May 3, 2004, to October 3, 2006.

Note: See Financial Highlights tables for dividend and capital gains information.

Structured Broad Market Fund

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (9.3%)
	McDonald’s Corp.	27,131	1,674
	Comcast Corp. Class A	68,265	1,340
	The Walt Disney Co.	43,490	1,335
	Time Warner, Inc.	74,090	971
	Lowe’s Cos., Inc.	40,770	966
	Home Depot, Inc.	36,420	943
	Omnicom Group Inc.	21,160	816
	News Corp., Class A	66,890	802
	Best Buy Co., Inc.	20,190	757
	NIKE, Inc. Class B	11,220	751
	The Gap, Inc.	40,800	725
*	AutoZone Inc.	5,500	678
*	NVR, Inc.	1,040	595
*	Urban Outfitters, Inc.	18,500	590
	Burger King Holdings Inc.	22,900	562
	CBS Corp.	37,655	549
	Darden Restaurants Inc.	19,000	544
	Carnival Corp.	15,100	534
	VF Corp.	6,900	533
*	Big Lots Inc.	19,100	532
	Target Corp.	10,490	514
*	DISH Network Corp.	24,250	509
*	Hanesbrands Inc.	23,012	500
	Autoliv, Inc.	14,400	486
*	Aeropostale, Inc.	14,350	461
	Polo Ralph Lauren Corp.	6,300	420
*	Expedia, Inc.	21,900	331
*	Dollar Tree, Inc.	8,200	298
	DeVry, Inc.	6,000	297
	Royal Caribbean Cruises, Ltd.	13,600	282
*	Jack in the Box Inc.	13,100	276
*	The Goodyear Tire &
	Rubber Co.	17,000	260
	Black & Decker Corp.	4,200	255
*	Ford Motor Co.	49,062	255
*	Viacom Inc. Class B	9,495	236
	Service Corp. International	26,400	221
*	Valassis Communications, Inc.	24,900	216
*,	^Jos. A. Bank Clothiers, Inc.	6,158	207
	RadioShack Corp.	11,200	193
*	Amazon.com, Inc.	2,553	186

*	Lear Corp.	11,900	125
	Yum! Brands, Inc.	3,400	111
*	Quiksilver, Inc.	18,400	106
*	Liberty Media Corp.	4,100	102
*	Fuel Systems Solutions, Inc.	2,600	90
*	thinkorswim Group, Inc.	7,200	60
	Advance Auto Parts, Inc.	1,300	52
*	DIRECTV Group, Inc.	1,870	49
*	Perry Ellis International Corp.	2,400	36
*	GameStop Corp. Class A	900	31
	The Stanley Works	700	29
	Gray Television, Inc.	5,000	9
	American Greetings Corp.
	Class A	400	6
			23,406
Consumer Staples (10.5%)
	The Procter & Gamble Co.	64,420	4,489
	Wal-Mart Stores, Inc.	49,265	2,950
	The Coca-Cola Co.	43,790	2,316
	Philip Morris International Inc.	47,250	2,273
	PepsiCo, Inc.	29,230	2,083
	Kraft Foods Inc.	27,656	906
*	Dr. Pepper Snapple Group, Inc.	28,800	763
	Reynolds American Inc.	15,140	736
	CVS/Caremark Corp.	21,336	718
	Altria Group, Inc.	32,950	654
	The Kroger Co.	23,700	651
	Anheuser-Busch Cos., Inc.	9,990	648
	Molson Coors Brewing Co.
	Class B	13,800	645
	Walgreen Co.	20,630	639
	The Pepsi Bottling Group, Inc.	20,900	610
*	NBTY, Inc.	19,200	567
	Herbalife Ltd.	14,100	557
	Bunge Ltd.	8,300	524
	SuperValu Inc.	23,900	519
	Archer-Daniels-Midland Co.	23,400	513
	Colgate-Palmolive Co.	6,430	484
*	Fresh Del Monte Produce Inc.	18,000	399

Structured Broad Market Fund

			Market
			Value•
		Shares	($000)
	Nash-Finch Co.	8,089	349
	Diamond Foods, Inc.	11,300	317
	Costco Wholesale Corp.	4,870	316
	Kimberly-Clark Corp.	4,070	264
	ConAgra Foods, Inc.	13,500	263
*	Omega Protein Corp.	22,300	262
	Universal Corp. (VA)	1,400	69
*	China Sky One Medical Inc.	200	2
			26,486
Energy (12.3%)
	ExxonMobil Corp.	101,220	7,861
	Chevron Corp.	44,565	3,676
	ConocoPhillips Co.	30,800	2,256
	Schlumberger Ltd.	20,600	1,609
	Occidental Petroleum Corp.	20,040	1,412
	Devon Energy Corp.	10,813	986
	Apache Corp.	9,240	964
	Hess Corp.	8,600	706
	Williams Cos., Inc.	28,500	674
	Murphy Oil Corp.	10,500	673
	Noble Corp.	15,000	659
	ENSCO International, Inc.	11,130	641
	Chesapeake Energy Corp.	17,700	635
	Anadarko Petroleum Corp.	12,040	584
	Noble Energy, Inc.	10,200	567
*	Pride International, Inc.	17,500	518
*	Whiting Petroleum Corp.	7,100	506
*	Transocean, Inc.	4,460	490
	EOG Resources, Inc.	5,200	465
	W&T Offshore, Inc.	16,800	458
*	Mariner Energy Inc.	21,600	443
*	Denbury Resources, Inc.	21,700	413
	Halliburton Co.	11,970	388
*	Unit Corp.	7,700	384
*	Newfield Exploration Co.	11,800	377
*	Plains Exploration &
	Production Co.	10,300	362
	Marathon Oil Corp.	8,740	348
	XTO Energy, Inc.	5,600	261
*	National Oilwell Varco Inc.	4,800	241
	Frontline Ltd.	5,000	240
*	Swift Energy Co.	4,900	190
*	Stone Energy Corp.	3,900	165
	Baker Hughes, Inc.	2,460	149
*	Weatherford International Ltd.	5,900	148
*	Encore Acquisition Co.	3,200	134
*	McMoRan Exploration Co.	5,400	128
	Pioneer Natural Resources Co.	1,500	78
	Valero Energy Corp.	1,992	60
	St. Mary Land & Exploration Co.	1,200	43
*	Continental Resources, Inc.	900	35
*	Superior Energy Services, Inc.	1,100	34
	Berry Petroleum Class A	800	31
*	Gulfmark Offshore, Inc.	200	9
			31,001

Financials (16.5%)
	JPMorgan Chase & Co.	65,836	3,075
	Bank of America Corp.	83,282	2,915
	Wells Fargo & Co.	73,410	2,755
	Citigroup, Inc.	92,851	1,904
	U.S. Bancorp	42,450	1,529
	The Goldman Sachs
	Group, Inc.	10,011	1,281
	BB&T Corp.	26,780	1,012
	Bank of New York
	Mellon Corp.	30,791	1,003
	The Chubb Corp.	17,470	959
	Northern Trust Corp.	11,800	852
	AFLAC Inc.	13,940	819
	The Travelers Cos., Inc.	18,040	815
	Unum Group	31,500	791
	Charles Schwab Corp.	30,000	780
	American Express Co.	21,520	762
	MetLife, Inc.	12,658	709
	State Street Corp.	12,300	700
	Cullen/Frost Bankers, Inc.	11,300	678
	Discover Financial Services	48,600	672
	Morgan Stanley	28,850	664
	Axis Capital Holdings Ltd.	20,700	656
	RenaissanceRe Holdings Ltd.	12,100	629
	Ameriprise Financial, Inc.	15,700	600
	HCP, Inc. REIT	14,000	562
	Bank of Hawaii Corp.	10,300	550
	WSFS Financial Corp.	9,000	540
	BOK Financial Corp.	11,100	537
*	TD Ameritrade Holding Corp.	32,700	530
	Pacific Capital Bancorp	25,580	521
	Merrill Lynch & Co., Inc.	19,740	499
*	Nasdaq Stock Market Inc.	15,756	482
*	Crawford & Co. Class B	30,337	475
	ProLogis REIT	11,500	475
	The Hartford Financial
	Services Group Inc.	10,970	450
	American Financial Group, Inc.	14,100	416
	Capital One Financial Corp.	7,860	401
	Senior Housing Properties
	Trust REIT	15,600	372
	Prudential Financial, Inc.	5,140	370
	Aspen Insurance
	Holdings Ltd.	13,400	368
*	The St. Joe Co.	9,400	367
	Washington REIT	9,900	363
	PNC Financial Services Group	4,840	362
	First Industrial Realty
	Trust REIT	12,400	356
	Taubman Co. REIT	7,000	350
	National Retail Properties
	REIT	14,500	347
	Highwood Properties, Inc.
	REIT	9,629	342
	Douglas Emmett, Inc. REIT	14,700	339

Structured Broad Market Fund

			Market
			Value•
		Shares	($000)
	Saul Centers, Inc. REIT	6,000	303
	Mid-America Apartment
	Communities, Inc. REIT	5,900	290
	Plum Creek Timber Co. Inc.
	REIT	5,300	264
	Hospitality Properties Trust
	REIT	12,700	261
	Loews Corp.	6,510	257
	First BanCorp Puerto Rico	22,400	248
	The Allstate Corp.	5,158	238
	CME Group, Inc.	590	219
	City Bank Lynnwood (WA)	13,900	217
	Home Properties, Inc. REIT	3,700	214
*	Arch Capital Group Ltd.	2,900	212
	Nationwide Health
	Properties, Inc. REIT	5,500	198
	Cash America
	International Inc.	5,100	184
	FirstMerit Corp.	8,100	170
	Invesco, Ltd.	7,700	162
	General Growth
	Properties Inc. REIT	9,500	143
	Wachovia Corp.	40,616	142
	Simon Property Group, Inc.
	REIT	1,296	126
	Associated Estates
	Realty Corp. REIT	9,500	124
	American International
	Group, Inc.	36,200	121
	International Bancshares Corp.	3,000	81
	Allied Capital Corp.	7,400	80
*	Reinsurance Group of
	America, Inc. Group–B	1,572	75
	Host Hotels & Resorts Inc.
	REIT	4,700	62
	Popular, Inc.	7,100	59
	EastGroup Properties, Inc.
	REIT	1,000	48
^	Sierra Bancorp	2,000	42
*	CB Richard Ellis Group, Inc.	3,100	41
	Oriental Financial Group Inc.	2,100	37
	Commerce Bancshares, Inc.	600	28
	S & T Bancorp, Inc.	700	26
	American Physicians Capital, Inc.	500	21
	PartnerRe Ltd.	300	20
	Sovereign Bancorp, Inc.	4,800	19
	Assurant, Inc.	300	16
	Franklin Resources Corp.	110	10
			41,692
Health Care (13.1%)
	Johnson & Johnson	59,807	4,143
	Pfizer Inc.	140,035	2,582
	Abbott Laboratories	27,800	1,601
*	Amgen, Inc.	26,115	1,548
	Medtronic, Inc.	23,730	1,189
	Baxter International, Inc.	16,760	1,100

	Merck & Co., Inc.	34,810	1,099
	Eli Lilly & Co.	22,220	978
*	Express Scripts Inc.	12,600	930
*	St. Jude Medical, Inc.	20,300	883
	Wyeth	22,240	822
*	Gilead Sciences, Inc.	17,880	815
	McKesson Corp.	13,900	748
*	Medco Health Solutions, Inc.	15,785	710
*	Laboratory Corp. of
	America Holdings	9,400	653
*	DaVita, Inc.	11,300	644
*	Myriad Genetics, Inc.	9,800	636
*	Isis Pharmaceuticals, Inc.	37,530	634
	Perrigo Co.	16,200	623
	AmerisourceBergen Corp.	16,200	610
*	CONMED Corp.	18,900	605
*	Genentech, Inc.	6,315	560
	Bristol-Myers Squibb Co.	26,630	555
*	Watson Pharmaceuticals, Inc.	18,800	536
*	OSI Pharmaceuticals, Inc.	10,200	503
*	Forest Laboratories, Inc.	17,600	498
*	Thermo Fisher Scientific, Inc.	8,900	489
*	Alnylam Pharmaceuticals Inc.	16,400	475
*	Warner Chilcott Ltd.	31,100	470
	Covidien Ltd.	8,500	457
*	Cynosure Inc.	23,100	414
*	AMERIGROUP Corp.	16,400	414
	Aetna Inc.	10,880	393
	UnitedHealth Group Inc.	14,675	373
	Becton, Dickinson & Co.	4,420	355
	Cardinal Health, Inc.	7,110	350
	Schering-Plough Corp.	18,510	342
*	Celgene Corp.	4,900	310
*	Bruker BioSciences Corp.	22,200	296
*	Emergent BioSolutions Inc.	21,000	275
*	Onyx Pharmaceuticals, Inc.	7,500	271
*	WellPoint Inc.	5,550	260
*	Lincare Holdings, Inc.	6,000	181
	Ensign Group Inc.	8,500	145
	Stryker Corp.	1,800	112
*	Kindred Healthcare, Inc.	3,300	91
	Universal Health Services
	Class B	1,600	90
*	Invitrogen Corp.	2,100	79
*,	^Pozen Inc.	5,700	60
	Owens & Minor, Inc.
	Holding Co.	1,100	53
*	Hospira, Inc.	800	31
*	Bio-Rad Laboratories, Inc.
	Class A	200	20
*	eResearch Technology, Inc.	1,200	14
			33,025
Industrials (11.6%)
	General Electric Co.	188,180	4,799
	The Boeing Co.	19,660	1,127
	Caterpillar, Inc.	16,776	1,000

Structured Broad Market Fund

			Market
			Value•
		Shares	($000)
	Union Pacific Corp.	13,900	989
	CSX Corp.	18,037	984
	Lockheed Martin Corp.	8,950	982
	United Technologies Corp.	15,740	945
	Honeywell International Inc.	20,224	840
	L-3 Communications
	Holdings, Inc.	8,500	836
	Waste Management, Inc.	25,900	816
	Burlington Northern
	Santa Fe Corp.	8,470	783
	Raytheon Co.	13,500	722
	3M Co.	10,130	692
	Deere & Co.	13,000	643
	United Parcel Service, Inc.	9,980	628
	Ryder System, Inc.	10,000	620
	Cooper Industries, Inc.
	Class A	15,400	615
	Parker Hannifin Corp.	11,400	604
	Ingersoll-Rand Co.	19,100	595
	Fluor Corp.	10,400	579
*	American Reprographics Co.	32,900	568
*	EMCOR Group, Inc.	19,600	516
	GATX Corp.	12,320	487
*	AGCO Corp.	11,400	486
	Manpower Inc.	10,102	436
	Emerson Electric Co.	10,440	426
	Textron, Inc.	14,488	424
	Robbins & Myers, Inc.	13,500	418
*	First Solar, Inc.	2,000	378
*	United Rentals, Inc.	24,189	369
	General Dynamics Corp.	4,750	350
	Cummins Inc.	7,620	333
	The Manitowoc Co., Inc.	19,800	308
*	NCI Building Systems, Inc.	9,300	295
*	Consolidated Graphics, Inc.	8,800	267
	FedEx Corp.	2,944	233
	SPX Corp.	3,000	231
	Genco Shipping and
	Trading Ltd.	6,400	213
*	Cenveo Inc.	26,900	207
*	On Assignment, Inc.	24,991	197
*	GrafTech International Ltd.	10,800	163
	Northrop Grumman Corp.	2,530	153
	Arkansas Best Corp.	4,500	152
	Illinois Tool Works, Inc.	3,380	150
	Flowserve Corp.	1,600	142
*	Alliant Techsystems, Inc.	1,500	141
*	TBS International Ltd.	10,400	140
*	AMREP Corp.	3,300	140
*	Perini Corp.	5,400	139
	The Dun & Bradstreet Corp.	1,400	132
*	Foster Wheeler Ltd.	3,400	123
	Tyco International, Ltd.	3,250	114
	Insteel Industries, Inc.	8,000	109
	Pacer International, Inc.	6,000	99
	Danaher Corp.	1,300	90

*	Allied Waste Industries, Inc.	7,620	85
	Norfolk Southern Corp.	1,200	79
*	Gardner Denver Inc.	1,700	59
	R.R. Donnelley & Sons Co.	1,200	29
	Trinity Industries, Inc.	756	19
*	First Advantage Corp. Class A	900	13
			29,212
Information Technology (15.9%)
	Microsoft Corp.	149,197	3,982
	International Business
	Machines Corp.	29,742	3,479
	Hewlett-Packard Co.	54,899	2,539
*	Cisco Systems, Inc.	109,350	2,467
	Intel Corp.	119,490	2,238
*	Oracle Corp.	90,548	1,839
*	Apple Inc.	15,820	1,798
*	Google Inc.	4,130	1,654
	QUALCOMM Inc.	35,520	1,526
	Western Union Co.	38,300	945
*	Symantec Corp.	47,200	924
	Tyco Electronics Ltd.	26,850	743
	Accenture Ltd.	18,900	718
	Corning, Inc.	45,670	714
	Automatic Data
	Processing, Inc.	16,380	700
*	Dell Inc.	42,480	700
	Texas Instruments, Inc.	32,270	694
	Analog Devices, Inc.	24,500	646
*	BMC Software, Inc.	21,700	621
*	EarthLink, Inc.	72,300	615
	MasterCard, Inc. Class A	3,207	569
*	Metavante Technologies	26,400	508
*	Western Digital Corp.	23,300	497
*	MEMC Electronic
	Materials, Inc.	16,720	472
*	Affiliated Computer
	Services, Inc. Class A	9,100	461
*	Multi-Fineline Electronix, Inc.	31,000	458
*	S1 Corp.	73,900	452
*	SPSS, Inc.	15,100	443
	Seagate Technology	36,200	439
*	Skyworks Solutions, Inc.	49,800	416
*	NVIDIA Corp.	38,550	413
*	Genpact, Ltd.	39,300	408
*	EMC Corp.	33,730	403
*	Sohu.com Inc.	7,200	401
*	Lexmark International, Inc.	11,100	362
*	Plexus Corp.	16,800	348
*	Adobe Systems, Inc.	8,100	320
	Visa Inc.	5,000	307
*	LSI Corp.	56,000	300
*	Neutral Tandem, Inc.	13,800	256
*	eBay Inc.	11,310	253
*	Yahoo! Inc.	13,570	235
	PC-Tel, Inc.	24,700	230
*	Marvell Technology Group Ltd.	19,400	180

Structured Broad Market Fund

			Market
			Value•
		Shares	($000)
	Black Box Corp.	5,200	180
	Applied Materials, Inc.	11,800	179
*	Integral Systems, Inc.	7,200	150
*	Harmonic, Inc.	16,200	137
*	Sybase, Inc.	4,462	137
*	Dolby Laboratories Inc.	3,800	134
	Motorola, Inc.	14,630	104
*	Amkor Technology, Inc.	12,790	81
	Methode Electronics, Inc.
	Class A	8,800	79
	Diebold, Inc.	2,300	76
	United Online, Inc.	7,600	71
*	MKS Instruments, Inc.	3,400	68
*	TriQuint Semiconductor, Inc.	9,100	44
	National Semiconductor Corp.	2,400	41
*	Silicon Image, Inc.	5,300	28
*	CSG Systems International, Inc.	1,200	21
*	Ceva, Inc.	2,487	21
*	Parametric Technology Corp.	900	17
*	Convergys Corp.	100	1
			40,242
Materials (3.7%)
	Monsanto Co.	12,926	1,280
	United States Steel Corp.	9,000	699
	International Paper Co.	24,300	636
	Nucor Corp.	15,700	620
	Freeport-McMoRan
	Copper & Gold, Inc. Class B	10,800	614
	AK Steel Holding Corp.	20,500	531
	Terra Industries, Inc.	17,900	526
	CF Industries Holdings, Inc.	5,500	503
	E.I. du Pont de
	Nemours & Co.	12,180	491
*	Owens-Illinois, Inc.	14,500	426
	The Mosaic Co.	5,900	402
	Reliance Steel &
	Aluminum Co.	10,300	391
	Innophos Holdings Inc.	14,900	363
	Dow Chemical Co.	10,420	331
	Alcoa Inc.	14,410	325
	Celanese Corp. Series A	11,500	321
	Praxair, Inc.	3,000	215
	Carpenter Technology Corp.	6,900	177
	Rock-Tenn Co.	4,200	168
*	Sutor Technology Group, Ltd.	42,000	138
	Eastman Chemical Co.	2,200	121
	Schnitzer Steel
	Industries, Inc. Class A	1,700	67
*,	^ShengdaTech Inc.	6,567	46
			9,391
Telecommunication Services (2.9%)
	AT&T Inc.	127,129	3,549
	Verizon Communications Inc.	65,030	2,087
	Telephone & Data
	Systems, Inc.	13,500	483
	Embarq Corp.	7,929	322

* Cincinnati Bell Inc.	97,500	301
Qwest Communications
International Inc.	71,400	231
Sprint Nextel Corp.	21,989	134
* American Tower Corp.
Class A	2,900	104
		7,211
Utilities (3.7%)
American Electric
Power Co., Inc.	22,300	827
Southern Co.	21,660	816
Consolidated Edison Inc.	18,000	773
Dominion Resources, Inc.	17,800	761
Edison International	18,840	752
Sempra Energy	14,800	747
Duke Energy Corp.	40,690	709
MDU Resources Group, Inc.	22,200	644
Exelon Corp.	9,640	604
ONEOK, Inc.	16,200	557
Progress Energy, Inc.	12,000	517
Energen Corp.	10,200	462
* Mirant Corp.	20,700	379
Alliant Energy Corp.	9,500	306
* AES Corp.	18,500	216
FPL Group, Inc.	3,733	188
SCANA Corp.	2,971	116
Pepco Holdings, Inc.	2,600	60
		9,434
Total Common Stocks
(Cost $285,339)		251,100
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.4%)
[2,3] Vanguard Market
Liquidity Fund, 2.296%	1,096,238	1,096

	Face
	Amount
	($000)
U.S. Government Agency Obligation (0.1%)
[4,5] Federal Home Loan Bank,
2.576%, 11/24/08	300	299
Total Temporary Cash Investments
(Cost $1,395)		1,395
Total Investments (100.0%)
(Cost $286,734)		252,495
Other Assets and Liabilities (0.0%)
Other Assets		647
Liabilities[3]		(678)
		(31)
Net Assets (100%)		252,464

Structured Broad Market Fund

At September 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	310,453
Undistributed Net Investment Income	3,776
Accumulated Net Realized Losses	(27,464)
Unrealized Appreciation (Depreciation)
Investment Securities	(34,239)
Futures Contracts	(62)
Net Assets	252,464

Institutional Shares—Net Assets
Applicable to 193,529 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,166
Net Asset Value Per Share—
Institutional Shares	$21.53

Institutional Plus Shares—Net Assets
Applicable to 5,765,519 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	248,298
Net Asset Value Per Share—
Institutional Plus Shares	$43.07

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $244,000.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.

2  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3  Includes $254,000 of collateral received for securities on loan.

4  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

5  Securities with a value of $299,000 have been segregated as initial margin for open futures contracts. REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Dividends	5,403
Interest[1]	33
Security Lending	14
Total Income	5,450
Expenses
The Vanguard Group—Note B
Investment Advisory Services	152
Management and Administrative—Institutional Shares	8
Management and Administrative—Institutional Plus Shares	85
Marketing and Distribution—Institutional Shares	2
Marketing and Distribution—Institutional Plus Shares	50
Custodian Fees	23
Auditing Fees	22
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—Institutional Plus Shares	1
Total Expenses	343
Net Investment Income	5,107
Realized Net Gain (Loss)
Investment Securities Sold	(26,842)
Futures Contracts	(66)
Realized Net Gain (Loss)	(26,908)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(50,751)
Futures Contracts	(85)
Change in Unrealized Appreciation (Depreciation)	(50,836)
Net Increase (Decrease) in Net Assets Resulting from Operations	(72,637)

1  Interest income from an affiliated company of the fund was $33,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Changes in Net Assets

		October 3,
	Year Ended	2006[1] to
	September 30,	September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,107	2,500
Realized Net Gain (Loss)	(26,908)	4,491
Change in Unrealized Appreciation (Depreciation)	(50,836)	8,183
Net Increase (Decrease) in Net Assets Resulting from Operations	(72,637)	15,174
Distributions
Net Investment Income
Institutional Shares	(137)	(22)
Institutional Plus Shares	(3,225)	(447)
Realized Capital Gain[2]
Institutional Shares	(210)	(18)
Institutional Plus Shares	(4,456)	(363)
Total Distributions	(8,028)	(850)
Capital Share Transactions
Institutional Shares	(7,621)	13,025
Institutional Plus Shares	41,977	271,424
Net Increase (Decrease) from Capital Share Transactions	34,356	284,449
Total Increase (Decrease)	(46,309)	298,773
Net Assets
Beginning of Period	298,773	—
End of Period[3]	252,464	298,773

1  Commencement of operations as a registered investment company.

2  Includes fiscal 2008 and 2007 short-term gain distributions totaling $239,000 and $216,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3  Net Assets—End of Period includes undistributed net investment income of $3,776,000 and $2,031,000. See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Shares
	Year	Nov. 30,
	Ended	2006[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2008	2007
Net Asset Value, Beginning of Period	$28.67	$26.59
Investment Operations
Net Investment Income	.402	.361[2]
Net Realized and Unrealized Gain (Loss) on Investments	(6.833)	1.930
Total from Investment Operations	(6.431)	2.291
Distributions
Dividends from Net Investment Income	(.280)	(.116)
Distributions from Realized Capital Gains	(.429)	(.095)
Total Distributions	(.709)	(.211)
Net Asset Value, End of Period	$21.53	$28.67

Total Return	–22.95%	8.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4	$14
Ratio of Total Expenses to Average Net Assets	0.20%	0.25%[3]
Ratio of Net Investment Income to Average Net Assets	1.72%	1.55%[3]
Portfolio Turnover Rate	70%	66%

1  Inception.

2  Calculated based on average shares outstanding.

3  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Institutional Plus Shares
	Year	Oct. 3,
	Ended	2006[1] to
	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2008	2007
Net Asset Value, Beginning of Period	$57.39	$50.00
Investment Operations
Net Investment Income	.873	.904[2]
Net Realized and Unrealized Gain (Loss) on Investments	(13.714)	6.910
Total from Investment Operations	(12.841)	7.814
Distributions
Dividends from Net Investment Income	(.621)	(.234)
Distributions from Realized Capital Gains	(.858)	(.190)
Total Distributions	(1.479)	(.424)
Net Asset Value, End of Period	$43.07	$57.39

Total Return	–22.91%	15.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$248	$285
Ratio of Total Expenses to Average Net Assets	0.12%	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	1.80%	1.65%[3]
Portfolio Turnover Rate	70%	66%

1  Commencement of operations as a registered investment company.

2  Calculated based on average shares outstanding.

3  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Notes to Financial Statements

Vanguard Structured Broad Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares are available to investors who invest a minimum amount of $5 million. Institutional Plus Shares are available to investors who invest a minimum amount of $200 million ($100 million for investors with total Vanguard investments of at least $1 billion).

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2007–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

Structured Broad Market Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2008, the fund had contributed capital of $24,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2008, the fund had $3,887,000 of ordinary income available for distribution. Tax-basis capital gains required to be distributed in December 2007 included net gains realized through October 31, 2007. Subsequently, the fund realized capital losses of $27,520,000, which are available to offset future net capital gains.

At September 30, 2008, the cost of investment securities for tax purposes was $286,734,000. Net unrealized depreciation of investment securities for tax purposes was $34,239,000, consisting of unrealized gains of $13,319,000 on securities that had risen in value since their purchase and $47,558,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2008, the aggregate settlement value of open futures contracts expiring in December 2008 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P 500 Index	4	1,169	(58)
E-mini S&P 500 Index	3	175	(4)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Structured Broad Market Fund

D During the year ended September 30, 2008, the fund purchased $229,439,000 of investment securities and sold $198,280,000 of investment securities, other than temporary cash investments.

E. Pursuant to a plan of reorganization approved by the trustee of Vanguard Fiduciary Trust Company Structured Broad Market Trust (the “trust”) on July 18, 2006, the trust purchased shares of the fund through a nontaxable in-kind transfer of all of the trust’s investment securities on October 3, 2006, resulting in the issuance of 1,908,000 fund shares at a net asset value per share of $50.00. The trust’s net assets transferred to the fund were $95,424,000, including net unrealized appreciation of $8,352,000. On October 4, 2006, the trust liquidated by distributing to unitholders shares of the fund equal to the value of the unitholders’ investments in the trust.

F. Capital share transactions for each class of shares were:

	Year Ended		October 3, 2006[1] to
	September 30, 2008		September 30, 2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	—	—	12,985	488
Issued in Lieu of Cash Distributions	347	13	40	1
Redeemed	(7,968)	(308)	—	—
Net Increase (Decrease)—Institutional Shares	(7,621)	(295)	13,025	489
Institutional Plus Shares
Issued	58,835	1,175	278,615[2]	5,086[2]
Issued in Lieu of Cash Distributions	3,142	58	809	15
Redeemed	(20,000)	(429)	(8,000)	(139)
Net Increase (Decrease)—Institutional Plus Shares	41,977	804	271,424	4,962

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

1  Commencement of operations as a registered investment company.

2  Includes shares converted from the net assets of Vanguard Fiduciary Trust Company Structured Broad Market Trust.

Structured Broad Market Fund

The following table summarizes the fund’s investments as of September 30, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	252,196	(62)
Level 2—Other significant observable inputs	299	—
Level 3—Significant unobservable inputs	—	—
Total	252,495	(62)

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Quantitative Funds and the Shareholders of Vanguard Structured Large-Cap Equity Fund, Vanguard Structured Large-Cap Growth Fund, Vanguard Structured Large-Cap Value Fund, and Vanguard Structured Broad Market Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Structured Large-Cap Equity Fund, Vanguard Structured Large-Cap Growth Fund, Vanguard Structured Large-Cap Value Fund, and Vanguard Structured Broad Market Fund (the “Funds”) at September 30, 2008, and the results of each of their operations for the year ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2008

Special 2008 tax information (unaudited) for Vanguard Structured Equity Funds

This information for the fiscal year ended September 30, 2008, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Long-Term Capital
Gain Dividends
Fund	($000)
Structured Large-Cap Equity	3,622
Structured Large-Cap Growth	744
Structured Large-Cap Value	3,380
Structured Broad Market	4,427

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by each of the Vanguard Structured Equity Funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Fund	($000)
Structured Large-Cap Equity	15,920
Structured Large-Cap Growth	680
Structured Large-Cap Value	1,687
Structured Broad Market	3,305

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Structured Large-Cap Equity	85.9%
Structured Large-Cap Growth	100.0
Structured Large-Cap Value	91.8
Structured Broad Market	93.0

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2008	9/30/2008	Period[1]
Based on Actual Fund Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$883.32	$0.85
Institutional Plus Shares	1,000.00	883.56	0.52
Structured Large-Cap Growth Fund
Institutional Shares	$1,000.00	$882.61	$0.80
Institutional Plus Shares	1,000.00	882.86	0.42
Structured Large-Cap Value Fund
Institutional Plus Shares	$1,000.00	$879.65	$0.52
Structured Broad Market Fund
Institutional Shares	$1,000.00	$887.84	$0.71
Institutional Plus Shares	1,000.00	888.04	0.47
Based on Hypothetical 5% Yearly Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,024.17	$0.91
Institutional Plus Shares	1,000.00	1,024.52	0.56
Structured Large-Cap Growth Fund
Institutional Shares	$1,000.00	$1,024.22	$0.86
Institutional Plus Shares	1,000.00	1,024.62	0.46
Structured Large-Cap Value Fund
Institutional Plus Shares	$1,000.00	$1,024.52	$0.56
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,024.32	$0.76
Institutional Plus Shares	1,000.00	1,024.57	0.51

1  The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: 0.18% for the Structured Large-Cap Equity Fund Institutional Shares, 0.11% for the Institutional Plus Shares; 0.17% for the Structured Large-Cap Growth Fund Institutional Shares, 0.09% for the Institutional Plus Shares; 0.11% for the Structured Large-Cap Value Fund Institutional Plus Shares; 0.15% for the Structured Broad Market Fund Institutional Shares, 0.10% for the Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan1

Born 1954  Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/ Trustee Since May 1987;  Trustee of The Vanguard Group, Inc., and of each of the investment companies served Chairman of the Board   by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group 156 Vanguard Funds Overseen and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis

Born 1937  Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures Trustee Since January 2001 in education); Senior Advisor to Greenwich Associates (international business strategy 156 Vanguard Funds Overseen consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948  Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Trustee Since January 2008 Officer for North America since 2004 and Corporate Vice President of Xerox Corporation 156 Vanguard Funds Overseen (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta

Born 1945  Principal Occupation(s) During the Past Five Years: Chairman, President, and Trustee Since December 20012 Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of 156 Vanguard Funds Overseen the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann

Born 1949  Principal Occupation(s) During the Past Five Years: President of the University of

Trustee Since June 2006  Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School 156 Vanguard Funds Overseen for Communication, and Graduate School of Education of the University of Pennsylvania since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the University Center for Human Values (1990–2004), Princeton University; Director of Carnegie Corporation of New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen

Born 1950  Principal Occupation(s) During the Past Five Years: Corporate Vice President and Trustee Since July 1998  Chief Global Diversity Officer since 2006, Vice President and Chief Information 156 Vanguard Funds Overseen Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold

Born 1952  Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance Trustee Since December 2004 and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty 156 Vanguard Funds Overseen Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.

Born 1941  Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Trustee Since January 1993 Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director 156 Vanguard Funds Overseen of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936  Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Trustee Since April 1985  Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and 156 Vanguard Funds Overseen AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers1

Thomas J. Higgins

Born 1957  Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer  Treasurer of each of the investment companies served by The Vanguard Group; Chief Since September 2008  Financial Officer of each of the investment companies served by The Vanguard Treasurer Since July 1998  Group since 2008. 156 Vanguard Funds Overseen

F. William McNabb III

Born 1957  Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director, Chief Executive Officer  and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and Since August 31, 2008  President of each of the investment companies served by The Vanguard Group since President Since March 2008 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard 156 Vanguard Funds Overseen Group (1995–2008).

Heidi Stam

Born 1956  Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Secretary Since July 2005  Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of 156 Vanguard Funds Overseen The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1  These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036	guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by
Text Telephone for People	calling Vanguard at 800-662-2739. The guidelines are
With Hearing Impairment > 800-952-3335	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
The funds or securities referred to herein are not	at 202-551-8090. Information about your fund is also
sponsored, endorsed, or promoted by MSCI, and MSCI	available on the SEC’s website, and you can receive
bears no liability with respect to any such funds or	copies of this information, for a fee, by sending a
securities. For any such funds or securities, the	request in either of two ways: via e-mail addressed to
prospectus or the Statement of Additional Information	publicinfo@sec.gov or via regular mail addressed to the
contains a more detailed description of the limited	Public Reference Section, Securities and Exchange
relationship MSCI has with The Vanguard Group and	Commission, Washington, DC 20549-0102.
any related funds.

CFA® is a trademark owned by CFA Institute.

Russell is a trademark of The Frank Russell Company.

S&P ® and S&P 500 ® are trademarks of The McGraw-Hill
Companies, Inc., and have been licensed for use by The
Vanguard Group, Inc. Vanguard mutual funds are not
sponsored, endorsed, sold, or promoted by Standard &
Poor’s, and Standard & Poor’s makes no representation
regarding the advisability of investing in the funds.
© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q08700 112008

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)  Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2008: $111,000

Fiscal Year Ended September 30, 2007: $113,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2008: $3,055,590

Fiscal Year Ended September 30, 2007: $2,835,320

(b)   Audit-Related Fees.

Fiscal Year Ended September 30, 2008: $626,240

Fiscal Year Ended September 30, 2007: $630,400

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)   Tax Fees.

Fiscal Year Ended September 30, 2008: $230,400

Fiscal Year Ended September 30, 2007: $215,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)   All Other Fees.

Fiscal Year Ended September 30, 2008: $0

Fiscal Year Ended September 30, 2007: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)   (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)  Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2008: $230,400

Fiscal Year Ended September 30, 2007: $215,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)   For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)  Code of Ethics.

(b)  Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD QUANTITATIVE FUNDS
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD QUANTITATIVE FUNDS
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2008

VANGUARD QUANTITATIVE FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 18, 2008

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.